                       M.S.D.&T. Funds, Inc.
                       .........................................................


                       Annual Report


                       May 31, 1997

 ......................................................

          Table of Contents

          Chairman's Letter                          i
          Funds Reviews                             iv
          Statements of Net Assets
            Prime Money Market Fund                  1
            Government Money Market Fund             5
            Tax-Exempt Money Market Fund             8
            Tax-Exempt Money Market Fund (Trust)    13
            Value Equity Fund                       17
            International Equity Fund               21
            Intermediate Fixed Income Fund          26
            Maryland Tax-Exempt Bond Fund           30
            Investment Abbreviations                32
          Statements of Operations                  33
          Statements of Changes in Net Assets       35
          Financial Highlights                      39
          Notes to Financial Statements             47
          Important Tax Information                 56

Dear Shareholder,

It is a pleasure to present the annual report for M.S.D.&T. Funds, Inc. (the "Company") for the fiscal year ended May 31, 1997. The report includes finan-cial information and fund synopsis for the Value Equity, International Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds as well as the Prime, Government, Tax-Exempt and Tax-Exempt (Trust) Money Market Funds.

Fiscal year 1997 proved to be rewarding for M.S.D.&T. Funds' shareholders as stock prices rose and interest rates, on balance, fell. This favorable back-drop served as the catalyst for investment returns that exceeded their long term averages for another year. The Institutional Shares of the M.S.D.&T. Value Equity Fund earned a total return of 31.26% for the twelve month period ended May 31, 1997(1), outpacing the comparable 29.41% return on the Standard & Poor's 500 Index. The M.S.D.&T. International Equity Fund(2) provided share-holders with a 9.81% return for the fiscal year ended May 31, 1997(1), also above its relative benchmark the MSCI EAFE (Europe, Australia, Far East) Index which earned 7.54%. The Institutional Shares of the M.S.D.&T. Intermediate Fixed Income Fund posted a total return of 7.12% for the fiscal year ended May 31, 1997(1), lagging somewhat its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index, which returned 7.38% for the fiscal year ended May 31, 1997. Investors in the M.S.D.&T. Maryland Tax-Exempt Bond Fund earned a 6.80% return for the period(1) while the Lehman Brothers Municipal Bond Index earned 8.28%.

Importantly, the flagship M.S.D.&T. Value Equity Fund has been recognized by Morningstar Inc. as having produced returns among the highest within its in-vestment style category over the past twelve months. This has had the positive result of increasing the risk-adjusted rating to four stars for the three and five-year periods ended June 30, 1997, according to the Morningstar rating system(3). This has largely been the result of a new investment management team consisting of Brian Topping and Mani Govil. The managers will continue to search for companies and industries with prospects for superior earnings and dividends growth.

Money market rates have begun to rise as a result of the action initiated by the Federal Reserve Bank to increase short-term interest rates. The M.S.D.&T. Money Market Funds continue to generate competitive returns while providing stability of principal. The seven-day current yields for each Money Market Fund as of May 31, 1997 are detailed below:

      PRIME(4)      GOVERNMENT(4)       TAX-EXEMPT(4)       TAX-EXEMPT (TRUST)(4)
      --------      -------------       -------------       ---------------------
       5.19%            5.08%               3.39%                   3.61%
                                            3.45%(5)                3.67%(5)

The investment adviser anticipates a more challenging environment for the up-coming fiscal year. Domestic economic activity may experience growth above the Federal Reserve Bank's comfort level, widely perceived to be real GDP growth no greater than 2.5%. Although reported inflation remains well behaved, the central bank may choose to act in a preemptive manner and increase borrowing costs to inhibit potentially inflationary economic activity. Because tradi-tional measures of stock market valuation such as the price/earnings, price/book and dividend yield ratios are at or near record levels, any in-crease in interest rates may threaten current multiples. This could put addi-tional emphasis on earnings generation which should make stock selection critical. The adviser is also anticipating better business conditions from developed economies which should provide a favorable backdrop to most industrialized stock markets. How-ever, a synchronized worldwide expansion may have a dampening effect on bond markets.

The pages that follow discuss the performance, structure and strategy of each of the M.S.D.&T. Funds, as well as providing a detailed list of assets held(6). We appreciate your investment in the M.S.D.&T. Funds and welcome any comments or questions regarding the Funds.

                                         Best Regards,
                                         LOGO
                                         /s/ Leslie B. Disharoon
                                         Leslie B. Disharoon
                                         Chairman and President

--------------------------------------------------------------------------------

SHARES OF THE M.S.D.&T. FUNDS, INC. ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED, OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPO-RATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. FOR MORE COMPLETE INFORMATION ON THE M.S.D.&T. FUNDS, INC., PLEASE CALL 1-800-551-2145 TO RECEIVE A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. BISYS FUND SERVICES SERVES AS THE FUNDS' DISTRIBUTOR.

(1) Total return and principal value of investments will fluctuate with market changes and shares, when redeemed, may be worth more or less than their origi-nal cost. Figures for the period indicated reflect fee waivers in effect, rein-vestment of dividends, distributions, and capital gains as well as changes in share price. Fee waivers may result in higher total returns than would occur if full fees were charged. Past performance is not a guarantee of future results.

                              VALUE                    INTERMEDIATE FIXED
                           EQUITY FUND                    INCOME FUND      MARYLAND
                          (INSTITUTIONAL INTERNATIONAL   (INSTITUTIONAL   TAX-EXEMPT
                             SHARES)      EQUITY FUND       SHARES)       BOND FUND
                          -------------- ------------- ------------------ ----------
Total Return for the one
 year ended June 30,
 1997...................      37.8%          13.3%            6.9%           7.1%
Annualized Total Return
 for five years ended
 June 30, 1997..........      16.7%           N/A             5.6%           5.7%
Inception Date..........     2/28/91        7/2/93          3/14/91         6/2/92
Average annual total
 return since inception
 to June 30, 1997.......      15.6%          12.0%            6.3%           5.8%

(2) International investing is subject to certain risks, such as currency ex-change rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

(3) Morningstar proprietary rankings reflect historical risk-adjusted perfor-mance as of June 30, 1997. The rankings are subject to change every month. Funds with at least one year of performance history are assigned Morningstar rankings from 1 star (lowest) to 5 stars (highest). Morningstar rankings are calculated from the fund's performance relative to the monthly returns of three-month U.S. Treasury bills. Returns are adjusted for fees and sales loads. For the three-year and five-year periods ended June 30, 1997, Institu-tional Shares of the Value Equity Fund received 4 star Morningstar rankings. 10% of the funds in an investment category receive 5 stars and 22.5% receive 4 stars. The Institutional Shares of the Value Equity Fund are included in Morningstar's domestic equity category which is comprised of 1,997 funds for the three-year period and 1,134 funds for the five-year period.

(4) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Figures for the period indicated reflect fee waivers in effect. Fee waivers may result in higher yields than would occur if full fees were charged. Absent fee waivers, the seven-day yields for each Money Market Fund for the 7-day pe-riod ended May 31, 1997 would have been:

      PRIME          GOVERNMENT               TAX-EXEMPT               TAX-EXEMPT (TRUST)
      -----          ----------               ----------               ------------------
      5.14%            5.02%                    3.29%                        3.54%

(5) Taxable Equivalent Yield. Assumes 39.6% tax bracket. A portion of income may be subject to some state and/or local taxes and for certain investors a portion of income may be subject to the Federal alternative minimum tax.

(6) The composition of the Funds' holdings is subject to change.
--------

                        THE M.S.D.&T. VALUE EQUITY FUND

For the fiscal year ended May 31, 1997, the Institutional Shares of the Value Equity Fund produced a total return of 31.26%. For the same period, the S&P 500 Index returned 29.41%.

For the third consecutive year, the U.S. equity market produced returns well in excess of the longer-term averages, reflecting an extremely positive eco-nomic climate. The U.S. position in world trading and financial markets has markedly improved. Many U.S. companies have become world suppliers while do-mestic interest rate, inflation, productivity, employment and economic policy factors have been supportive of superior financial market performance.

For the Value Equity Fund, the domestic market's performance for large capi-talization issues and, in particular, those with export market exposure has been beneficial. The Fund's concentration in companies and industries with prospects for superior earnings and dividend growth has led to above average results for the year.

The Fund has carried minimal cash reserves during the year and has remained well diversified in a blend of issues having both growth and value character-istics. The Fund's profile continues to show a higher dividend yield and a lower ratio of price to earnings than is present in the general market.

                    THE M.S.D.&T. INTERNATIONAL EQUITY FUND

For the fiscal year ended May 31, 1997, the International Equity Fund produced a total return of 9.81%. Over the same period, the MSCI EAFE Index gained 7.54%. In local currency terms, most international markets did extremely well during the year, but a strengthening U.S. dollar dampened the overall returns to U.S. investors.

The Japanese market had a very difficult year, falling 8% in local market terms and over 15% in U.S. dollar terms. Although it rebounded in May, the yen weakened throughout most of the year due to fiscal tightening and low interest rates. The Japanese market was subdued by ongoing concerns such as government debt, bad debts in the financial sector and questions regarding the aging pop-ulation. Continued moves toward deregulation also negatively affected equities because, in the short run, competition is likely to intensify. Hong Kong was the Pacific region's best performer, enjoying stable interest rates, rising property prices and a recovering economy. In addition, the imminent transfer to China created high levels of speculative interest. Australian equities per-formed well during the fiscal year just ended, led by the industrial sector.

European stock markets also performed well. Continental European markets bene-fited from relatively stable economic environments, where low growth and low inflation provided for interest rate reductions. Spain and Finland both expe-rienced local currency returns in excess of 50%. Among the core markets, Swit-zerland and the Netherlands each gained approximately 41% in local currency terms and the German local currency return was 38%. Again, the stronger U.S. dollar reduced returns to U.S. investors. The French and Italian markets were less remarkable but still strongly positive. UK stocks rose just over 30% in U.S. dollar terms, boosted by strength in the pound sterling. The Labour Party won the May election, as expected, and this was well received by equity and bond markets.

The Fund's exposure to emerging markets was increased throughout the period. As of May 31, 1997, the Fund held investments in South Africa, the Philip-pines, India, Indonesia, Mexico and Brazil. The Latin American markets were laggards while the South African market did well during the second half of the year following a relatively weak start.

                 THE M.S.D.&T. INTERMEDIATE FIXED INCOME FUND

The past fiscal year saw several dramatic shifts in bond investor psychology as the market grappled with such themes as 1) a booming economy, 2) an eco-nomic soft landing, 3) an overstated inflation rate, 4) a resurgent economy and 5) rising wage inflation--all within a twelve-month period. What became apparent by the Spring of 1997 was that the U.S. economy was still expanding above its trend rate and had just enjoyed its best combination of real growth and low inflation in a dozen years. Additionally, the Federal Reserve openly debated for most of the fiscal year whether or not to raise short-term inter-est rates in a preemptory strike against a rise in the inflation rate. With the unemployment rate below 5%, rising labor costs could start to squeeze cor-porate earnings and start a cyclical rise in the inflation rate. By the end of March, the Central Bank had raised the overnight bank lending rate by 0.25% in the first of what we envision to be a series of tightening moves.

During the course of the fiscal year, ten-year term Treasuries swung between a high yield of 7% and a low yield of 6%. However, by the end of the year, cou-pon Treasury yields had barely moved from their past year's levels, having de-clined 4 to 19 basis points. As such, total return was primarily affected by income yield. Additionally, sectors within the bond market that benefited from the strong economic growth, solid earnings and lowered volatility expectations also enjoyed yield spread compression. Lower quality corporate, near-the-money callable securities and mortgage backed securities performed best. In fact, below investment grade bonds and emerging market debt enjoyed double digit re-turns.

The Institutional Shares of the Intermediate Fixed Income Fund returned a solid 7.12% for the fiscal year as income was supplemented with an increase in the NAV from $10.19 to $10.31. This performance was slightly behind the bench-mark Lehman G/C Intermediate Index which returned 7.38%. The Fund is actively managed and the average maturity of the Fund had been extended during the first half of the fiscal year to lock in attractive yield levels. This was ac-complished through investments in the Treasury market and some high quality corporate notes. However, during the second half of the fiscal year, the aver-age maturity was reduced in order to mitigate the market value declines asso-ciated with a renewed rise in interest rates. By year end, the average life of the Fund stood at 3.7 years.

                  THE M.S.D.&T. MARYLAND TAX-EXEMPT BOND FUND

For the fiscal year ended May 31, 1997, the Maryland Tax-Exempt Bond Fund had a total return of 6.80%, which represented the coupon income plus market ap-preciation. This market appreciation in the price of municipal bonds reflected a relatively flat new issue supply, good buying demand by retail investors and insurance companies as well a narrowing of the relationship between the Trea-sury market and municipal bonds as measured by the Bond Buyer Indices. Some of the factors which helped the last fiscal year's performance could continue into this fiscal year as new issuance volume should remain relatively flat and retail investors still seek ways to shelter income through the purchase of tax-free municipal bonds.

The economic and financial condition of the State of Maryland and its subdivi-sions has for the most part improved as spending levels are more closely matched to revenue estimates. In some cases "rainy day" funds have been able to be built in the event the economy weakens; however, there is the risk that if the economy stays relatively stable or grows, some of these funds could be given back as tax reductions or used for special spending projects. Partly as a result of the stronger economy, the State of Maryland passed an income tax cut; however, it will be phased in over five years beginning January 1, 1998. Even with this State income tax cut, combined Federal, State and local income taxes remain relatively high, thus arguing well for demand by investors for municipal bonds because of their relatively high, after-tax income. Interest-ingly, during the first five months of this calendar year new issuance of Maryland municipal bonds was down about 35% versus the national average of 5%. This partly reflects the lower volume of refunding of older high cost issues as well as the fiscal conservativeness being encouraged by voters. We would expect new issuance volume to continue to be restrained unless there are changes in the tax law relative to future refundings of outstanding issues or new projects permitted to be financed on a tax-exempt basis.

The portfolio management strategy of the investment adviser has been to maxi-mize the Fund's income exempt from Federal, Maryland State and local taxes while maintaining high credit standards. This has resulted in a 15 year aver-age life for the Fund's securities. The investment adviser closely monitors the credit quality of all of the issuers of the securities held by the Fund for signs of deterioration. While the Fund is permitted to hold securities that have a minimum rating of Baa, the adviser has thus far chosen to invest only in securities rated A or better.

                                      LOGO
            Comparison of Change In Value of $10,000 Investment In M.S.D.&T. Value Equity Fund and the S&P 500 Stock Index

                                VALUE EQUITY            S&P 500
          -----------------------------------------------------
          Nov-90
          Dec-90
          Jan-91
          Feb-91               10000                     10000
          Mar-91               10103                     10247
          Apr-91               10151                     10280
          May-91               10686                     10707
          Jun-91               10270                     10223
          Jul-91               10652                     10711
          Aug-91               10853                     10950
          Sep-91               10710                     10769
          Oct-91               10903                     10925
          Nov-91               10426                     10473
          Dec-91               11274                     11670
          Jan-92               11287                     11465
          Feb-92               11481                     11602
          Mar-92               11325                     11376
          Apr-92               11661                     11723
          May-92               11709                     11765
          Jun-92               11546                     11591
          Jul-92               11917                     12078
          Aug-92               11689                     11819
          Sep-92               11890                     11957
          Oct-92               11847                     12011
          Nov-92               12160                     12403
          Dec-92               12194                     12558
          Jan-93               12300                     12675
          Feb-93               12462                     12837
          Mar-93               12820                     13106
          Apr-93               12871                     12804
          May-93               13204                     13127
          Jun-93               13045                     13169
          Jul-93               12958                     13130
          Aug-93               13365                     13613
          Sep-93               13216                     13509
          Oct-93               13528                     13801
          Nov-93               13292                     13652
          Dec-93               13444                     13820
          Jan-94               13843                     14301
          Feb-94               13559                     13902
          Mar-94               13189                     13297
          Apr-94               13298                     13484
          May-94               13320                     13685
          Jun-94               12980                     13316
          Jul-94               13371                     13690
          Aug-94               13769                     14162
          Sep-94               13669                     13882
          Oct-94               13979                     14218
          Nov-94               13568                     13811
          Dec-94               13766                     14162
          Jan-95               14027                     14535
          Feb-95               14543                     15101
          Mar-95               14818                     15598
          Apr-95               15134                     16018
          May-95               15480                     16668
          Jun-95               15596                     17055
          Jul-95               16082                     17621
          Aug-95               16059                     17665
          Sep-95               16593                     18411
          Oct-95               16278                     18345
          Nov-95               16792                     19150
          Dec-95               17090                     19519
          Jan-96               17269                     20183
          Feb-96               17430                     20371
          Mar-96               17542                     20567
          Apr-96               17851                     20870
          May-96               18150                     21408
          Jun-96               18137                     21490
          Jul-96               17448                     20540
          Aug-96               17862                     20973
          Sep-96               18599                     22154
          Oct-96               19150                     22765
          Nov-96               20734                     24486
          Dec-96               20522                     24000
          Jan-97               21786                     25500
          Feb-97               21852                     25700
          Mar-97               21253                     24644
          Apr-97               22515                     26115
          May-97               23837                     27350

                                      LOGO

            Comparison of Change In Value of $10,000 Investment In M.S.D.&.T. International Equity Fund and the EAFE Index

                                INTL EQUITY               EAFE
          ----------------------------------------------------
          May-93
          Jun-93               10000                     10000
          Jul-93               10320                     10350
          Aug-93               10980                     10909
          Sep-93               10851                     10663
          Oct-93               10961                     10992
          Nov-93               10502                     10031
          Dec-93               11344                     10755
          Jan-94               11767                     11664
          Feb-94               11817                     11632
          Mar-94               11635                     11130
          Apr-94               11998                     11602
          May-94               11898                     11536
          Jun-94               11988                     11699
          Jul-94               12246                     11811
          Aug-94               12488                     12091
          Sep-94               12114                     11710
          Oct-94               12397                     12100
          Nov-94               11811                     11518
          Dec-94               11871                     11591
          Jan-95               11406                     11146
          Feb-95               11209                     11113
          Mar-95               11685                     11807
          Apr-95               11913                     12251
          May-95               11996                     12105
          Jun-95               11851                     11896
          Jul-95               12730                     12640
          Aug-95               12451                     12161
          Sep-95               12617                     12401
          Oct-95               12234                     12071
          Nov-95               12389                     12410
          Dec-95               12818                     12913
          Jan-96               13026                     12969
          Feb-96               13037                     13017
          Mar-96               13389                     13296
          Apr-96               13861                     13686
          May-96               13707                     13438
          Jun-96               13893                     13513
          Jul-96               13477                     13119
          Aug-96               13521                     13148
          Sep-96               13910                     13497
          Oct-96               13721                     13360
          Nov-96               14211                     13891
          Dec-96               14123                     13712
          Jan-97               13842                     13232
          Feb-97               14151                     13449
          Mar-97               14196                     13498
          Apr-97               14264                     13569
          May-97               15052                     14452

The S&P 500 Stock Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Morgan Stanley Europe, Australia, and Far East (EAFE) Index is an unmanaged index comprised of more than 900 securities issued by foreign companies and is weighted according to the total market value of each security.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                      LOGO
            Comparison of Change In Value of $10,000 Investment In
               M.S.D.&T. Intermediate Fixed Income Fund and the
                      Lehman G/C Intermediate Bond Index

                               MSD&T INTMD
                               FIXED                 LBKL INTMD
---------------------------------------------------------------
Nov-90
Dec-90
Jan-91
Feb-91
Mar-91                           10000                   10000
Apr-91                           10074                   10109
May-91                           10125                   10171
Jun-91                           10154                   10178
Jul-91                           10239                   10292
Aug-91                           10387                   10488
Sep-91                           10526                   10669
Oct-91                           10638                   10790
Nov-91                           10748                   10914
Dec-91                           10946                   11181
Jan-92                           10883                   11079
Feb-92                           10907                   11122
Mar-92                           10881                   11079
Apr-92                           10972                   11176
May-92                           11104                   11350
Jun-92                           11231                   11518
Jul-92                           11415                   11747
Aug-92                           11506                   11864
Sep-92                           11638                   12026
Oct-92                           11522                   11869
Nov-92                           11483                   11824
Dec-92                           11609                   11983
Jan-93                           11769                   12215
Feb-93                           11891                   12408
Mar-93                           11929                   12458
Apr-93                           12003                   12557
May-93                           11983                   12530
Jun-93                           12112                   12726
Jul-93                           12127                   12757
Aug-93                           12280                   12960
Sep-93                           12328                   13013
Oct-93                           12354                   13048
Nov-93                           12293                   12975
Dec-93                           12341                   13035
Jan-94                           12436                   13179
Feb-94                           12305                   12984
Mar-94                           12152                   12770
Apr-94                           12080                   12683
May-94                           12094                   12682
Jun-94                           12096                   12693
Jul-94                           12232                   12876
Aug-94                           12275                   12916
Sep-94                           12171                   12797
Oct-94                           12179                   12796
Nov-94                           12137                   12738
Dec-94                           12185                   12783
Jan-95                           12381                   12998
Feb-95                           12623                   13267
Mar-95                           12698                   13342
Apr-95                           12833                   13508
May-95                           13198                   13916
Jun-95                           13272                   14009
Jul-95                           13259                   14010
Aug-95                           13387                   14138
Sep-95                           13488                   14240
Oct-95                           13630                   14398
Nov-95                           13797                   14586
Dec-95                           13940                   14740
Jan-96                           14032                   14866
Feb-96                           13844                   14692
Mar-96                           13752                   14617
Apr-96                           13670                   14566
May-96                           13644                   14555
Jun-96                           13790                   14709
Jul-96                           13818                   14753
Aug-96                           13818                   14765
Sep-96                           14019                   14970
Oct-96                           14279                   15235
Nov-96                           14497                   15437
Dec-96                           14374                   15338
Jan-97                           14416                   15398
Feb-97                           14437                   15427
Mar-97                           14353                   15320
Apr-97                           14520                   15501
May-97                           14587                   15630
---------------------------------------------------------------

                                      LOGO
            Comparison of Change In Value of $10,000 Investment In
                M.S.D.&T. Maryland Tax-Exempt Bond Fund and the
                          Lehman Municipal Bond Index

                                 MD TAX
                                 EXEMPT                SHEARSON
---------------------------------------------------------------
May-92
Jun-92                           10000                   10000
Jul-92                           10337                   10300
Aug-92                           10174                   10200
Sep-92                           10230                   10266
Oct-92                           10022                   10166
Nov-92                           10281                   10348
Dec-92                           10395                   10453
Jan-93                           10530                   10575
Feb-93                           10923                   10957
Mar-93                           10787                   10841
Apr-93                           10885                   10951
May-93                           10939                   11012
Jun-93                           11156                   11196
Jul-93                           11160                   11210
Aug-93                           11424                   11444
Sep-93                           11562                   11574
Oct-93                           11576                   11596
Nov-93                           11462                   11494
Dec-93                           11698                   11737
Jan-94                           11839                   11870
Feb-94                           11516                   11563
Mar-94                           11036                   11092
Apr-94                           11078                   11187
May-94                           11154                   11284
Jun-94                           11067                   11215
Jul-94                           11254                   11420
Aug-94                           11278                   11460
Sep-94                           11091                   11292
Oct-94                           10926                   11091
Nov-94                           10681                   10890
Dec-94                           10872                   11130
Jan-95                           11141                   11448
Feb-95                           11408                   11781
Mar-95                           11533                   11197
Apr-95                           11545                   11931
May-95                           11877                   12312
Jun-95                           11740                   12204
Jul-95                           11845                   12320
Aug-95                           11974                   12477
Sep-95                           12055                   12555
Oct-95                           12197                   12737
Nov-95                           12372                   12949
Dec-95                           12456                   13073
Jan-96                           12542                   13173
Feb-96                           12458                   13083
Mar-96                           12283                   12916
Apr-96                           12224                   12879
May-96                           12213                   12874
Jun-96                           12320                   13014
Jul-96                           12419                   13133
Aug-96                           12384                   13130
Sep-96                           12543                   13314
Oct-96                           12681                   13464
Nov-96                           12914                   13711
Dec-96                           12844                   13653
Jan-97                           12860                   13679
Feb-97                           12956                   13805
Mar-97                           12774                   13621
Apr-97                           12876                   13736
May-97                           13186                   13942
---------------------------------------------------------------

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the performance of intermediate term government and corporate bonds.

The Lehman Municipal Bond Index is an unmanaged index generally representative of the total return of outstanding municipal bonds.

The above indexes do not reflect the deduction of expenses associated with a mutual fund such as investment management fees.

The value of shares of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                             M.S.D.&T. FUNDS, INC.
                            PRIME MONEY MARKET FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                   PERCENTAGE OF            PAR
                                    NET ASSETS   MATURITY  (000)     VALUE
                                   ------------- --------  -----     -----
AGENCY OBLIGATIONS................     11.0%
FEDERAL HOME LOAN BANK............      1.6%
Notes
 5.71%............................               01/21/98 $ 6,000 $  6,000,000
                                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION......................      6.0%
Discount Notes
 5.52%............................               07/18/97   7,760    7,704,076
Floating Rate Notes**
 5.53%............................               09/02/97  14,250   14,245,684
                                                                  ------------
                                                                    21,949,760
                                                                  ------------
STUDENT LOAN MARKETING
 ASSOCIATION......................      3.4%
Floating Rate Notes**
 5.33%............................               06/07/97  12,560   12,551,980
                                                                  ------------
   TOTAL AGENCY OBLIGATIONS
    (Cost $40,501,740)............                                  40,501,740
                                                                  ------------
BANKERS' ACCEPTANCES..............      4.0%
CoreStates Bank N.A.
 5.59%............................               07/22/97  10,000    9,920,808
First Chicago NBD Bank Corp.
 5.31%............................               07/22/97   5,000    4,962,388
                                                                  ------------
   TOTAL BANKERS' ACCEPTANCES
    (Cost $14,883,196)............                                  14,883,196
                                                                  ------------
CERTIFICATES OF DEPOSIT...........      8.9%
DOMESTIC..........................      3.8%
Canadian Imperial Bank of Canada
 5.56%............................               07/01/97   7,000    7,000,000
CoreStates Bank N.A.
 5.50%............................               07/02/97   7,000    7,000,000
                                                                  ------------
                                                                    14,000,000
                                                                  ------------
EURODOLLAR........................      1.6%
Morgan Guaranty Trust Co.
 5.71%............................               01/06/98   6,000    5,998,620
                                                                  ------------
YANKEE............................      3.5%
Credit Suisse First Boston
 6.24%............................               04/08/98   3,000    3,000,000
Swiss Bank Corp.
 5.60%............................               12/03/97  10,000   10,000,000
                                                                  ------------
                                                                    13,000,000
                                                                  ------------
   TOTAL CERTIFICATES OF DEPOSIT
    (Cost $32,998,620)............                                  32,998,620
                                                                  ------------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            PRIME MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                              PERCENTAGE OF            PAR
                               NET ASSETS   MATURITY  (000)    VALUE
                              ------------- --------  -----    -----
COMMERCIAL PAPER.............     53.2%
CHEMICALS....................      2.7%
E.I. duPont de Nemours & Co.
 5.54%.......................               06/25/97 $10,000 $9,963,067
                                                             ----------
CONSUMER GOODS...............      7.3%
Procter & Gamble Co.
 5.50%.......................               06/30/97  10,000  9,955,694
Unilever Capital Corp.
 5.45%.......................               06/30/97   7,000  6,969,268
 5.50%.......................               07/07/97  10,000  9,945,000
                                                             ----------
                                                             26,869,962
                                                             ----------
FINANCE......................     16.5%
General Electric Capital
 Corp.
 5.50%.......................               06/06/97   7,000  6,994,653
 5.50%.......................               06/17/97  10,000  9,975,556
KFW International Finance
 Inc.
 5.52%.......................               06/23/97  10,000  9,966,267
Norwest Financial, Inc.
 5.52%.......................               07/02/97   7,000  6,966,727
 5.55%.......................               07/07/97  10,000  9,944,500
UBS Financial Inc.
 5.44%.......................               06/05/97  17,000 16,989,724
                                                             ----------
                                                             60,837,427
                                                             ----------
FOODS........................      3.2%
Campbell Soup Co.
 5.47%.......................               06/18/97  12,000 11,969,003
                                                             ----------
INSURANCE....................      4.1%
Marsh & McLennan Corp.
 5.50%.......................               06/04/97  14,958 14,951,144
                                                             ----------
PETROLEUM....................      4.6%
Amoco Corp.
 5.32%.......................               06/17/97  10,000  9,976,356
 5.52%.......................               07/01/97   7,000  6,967,800
                                                             ----------
                                                             16,944,156
                                                             ----------
PHARMACEUTICALS..............      3.4%
Abbott Laboratories
 5.48%.......................               06/23/97   6,526  6,503,152
 5.56%.......................               07/28/97   6,000  5,947,180
                                                             ----------
                                                             12,450,332
                                                             ----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            PRIME MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                    PERCENTAGE OF            PAR
                                     NET ASSETS   MATURITY  (000)     VALUE
                                    ------------- --------  -----     -----
COMMERCIAL PAPER -- CONTINUED
TECHNOLOGY.........................     2.4%
Motorola, Inc.
 5.54%.............................               08/05/97 $ 9,000 $  8,909,975
                                                                   ------------
TRANSPORTATION.....................     2.7%
Chevron Transport Corp.
 5.52%.............................               07/11/97  10,000    9,938,667
                                                                   ------------
UTILITIES -- GAS...................     2.7%
Southern Cal Gas Co.
 5.55%.............................               07/08/97  10,000    9,942,958
                                                                   ------------
UTILITIES -- TELEPHONE.............     3.6%
BellSouth Capital Funding Corp.
 5.45%.............................               06/04/97   6,000    5,997,275
 5.50%.............................               06/20/97   7,450    7,428,374
                                                                   ------------
                                                                     13,425,649
                                                                   ------------
   TOTAL COMMERCIAL PAPER
    (Cost $196,202,340)............                                 196,202,340
                                                                   ------------
CORPORATE BONDS....................     4.8%
FINANCIAL SERVICES.................     3.0%
Associates Corp. N.A.
 6.75%.............................               07/15/97  10,000   10,025,600
 6.67%.............................               11/13/97   1,000    1,004,478
                                                                   ------------
                                                                     11,030,078
                                                                   ------------
FOODS..............................     0.3%
Campbell Soup Co.
 9.00%.............................               11/01/97   1,000    1,013,335
                                                                   ------------
RETAIL DEPARTMENT STORES...........     0.4%
Wal-Mart Stores, Inc.
 5.50%.............................               03/01/98   1,300    1,298,401
                                                                   ------------
UTILITIES -- ELECTRIC..............     0.8%
Georgia Power Co.
 5.50%.............................               04/01/98   3,000    2,983,473
                                                                   ------------
UTILITIES -- TELEPHONES............     0.3%
GTE South Inc.
 6.25%.............................               11/15/97   1,000    1,002,412
                                                                   ------------
   TOTAL CORPORATE BONDS
    (Cost $17,327,699).............                                  17,327,699
                                                                   ------------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            PRIME MONEY MARKET FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                   PERCENTAGE OF            PAR
                                    NET ASSETS   MATURITY  (000)     VALUE
                                   ------------- --------  -----     -----
REPURCHASE AGREEMENTS.............     18.3%
GOLDMAN, SACHS & CO.
 (Agreement dated 5/30/97 to be
 repurchased at $10,020,803
 collateralized by $8,005,000
 (Value $10,291,877) U.S. Treasury
 Notes, 10.75%, due 8/15/05)
  5.38%...........................               06/02/97 $10,016 $ 10,016,312
J.P. MORGAN SECURITIES, INC.
 (Agreement dated 5/30/97 to be
 repurchased at $11,505,271
 collateralized by $9,665,000
 (Value $11,813,235) U.S. Treasury
 Notes, 8.75%, due 8/15/20)
  5.50%...........................               06/02/97  11,500   11,500,000
MERRILL LYNCH GOVERNMENT
 SECURITIES, INC.
 (Agreement dated 5/30/97 to be
 repurchased at $11,505,175
 collateralized by $9,310,000
 (Value $11,742,213) U.S. Treasury
 Notes, 9.25%, due 2/15/16)
  5.40%...........................               06/02/97  11,500   11,500,000
MORGAN STANLEY & CO., INC.
 (Agreement dated 5/30/97 to be
 repurchased at $11,505,204
 collateralized by $10,900,000
 (Value $11,744,402) U.S. Treasury
 Notes, 8.50%, due 2/15/00)
  5.43%...........................               06/02/97  11,500   11,500,000
REPUBLIC NATIONAL BANK NEW YORK
 (Agreement dated 5/30/97 to be
 repurchased at $11,505,223
 collateralized by $11,500,000
 (Value $11,792,989) U.S. Treasury
 Notes, 5.375%, due 11/30/97)
  5.45%...........................               06/02/97  11,500   11,500,000
WACHOVIA BANK OF NORTH CAROLINA,
 N.A.
 (Agreement dated 5/30/97 to be
 repurchased at $11,505,242
 collateralized by $11,375,000
 (Value $11,752,106) U.S. Treasury
 Notes, 9.00%, due 5/15/98)
  5.47%...........................               06/02/97  11,500   11,500,000
                                                                  ------------
   TOTAL REPURCHASE AGREEMENTS
    (Cost $67,516,312)............                                  67,516,312
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $369,429,907*).............     100.2%                      369,429,907
LIABILITIES IN EXCESS OF OTHER
 ASSETS...........................      (0.2)%                        (576,967)
                                       -----                      ------------
NET ASSETS (equivalent to $1.00
 per share based on 368,932,216
 shares outstanding)..............     100.0%                     $368,852,940
                                       =====                      ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($368,852,940 / 368,932,216).....                                       $1.00
                                                                         =====

--------
 *Aggregate cost for Federal income tax purposes.
**The rate shown is as of May 31, 1997 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          GOVERNMENT MONEY MARKET FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                    PERCENTAGE OF            PAR
                                     NET ASSETS   MATURITY  (000)     VALUE
                                    ------------- --------  -----     -----
AGENCY OBLIGATIONS.................     74.4%
FEDERAL FARM CREDIT BANK...........     11.5%
Discount Notes
 5.39%.............................               06/17/97 $15,000 $14,964,067
 5.29%.............................               07/21/97  10,000   9,926,528
 5.52%.............................               08/12/97   9,500   9,395,120
Notes
 5.60%.............................               06/03/97   5,000   5,000,042
                                                                   -----------
                                                                    39,285,757
                                                                   -----------
FEDERAL HOME LOAN BANK.............     14.5%
Discount Notes
 5.37%.............................               06/02/97  10,000   9,998,508
 5.39%.............................               06/23/97  13,000  12,957,179
 5.45%.............................               07/23/97  10,000   9,921,278
Floating Rate Notes**
 5.58%.............................               06/16/97   7,000   6,998,107
Notes
 5.51%.............................               11/21/97   5,000   5,000,000
 5.73%.............................               01/27/98   4,500   4,499,704
                                                                   -----------
                                                                    49,374,776
                                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORP....     15.2%
Discount Notes
 5.27%.............................               06/06/97  15,000  14,989,021
 5.47%.............................               06/30/97  10,000   9,955,936
 5.39%.............................               07/08/97  15,000  14,916,904
 5.48%.............................               07/18/97  12,000  11,914,147
                                                                   -----------
                                                                    51,776,008
                                                                   -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION.......................     13.6%
Discount Notes
 5.34%.............................               06/06/97   6,400   6,395,253
 5.36%.............................               06/16/97  15,865  15,829,568
 5.39%.............................               06/23/97  12,000  11,960,473
 5.47%.............................               07/09/97   6,000   5,965,357
Notes
 5.35%.............................               08/14/97   6,000   6,000,000
                                                                   -----------
                                                                    46,150,651
                                                                   -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          GOVERNMENT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                    PERCENTAGE OF            PAR
                                     NET ASSETS   MATURITY  (000)     VALUE
                                    ------------- --------  -----     -----
AGENCY OBLIGATIONS -- CONTINUED
STUDENT LOAN MARKETING
 ASSOCIATION.......................     12.0%
Discount Notes
 5.46%.............................               06/30/97 $15,000 $ 14,934,025
Floating Rate Notes**
 5.33%.............................               10/14/97   4,000    3,997,447
 5.51%.............................               10/30/97  10,000   10,000,000
Notes
 5.50%.............................               10/24/97   7,000    6,998,263
 6.03%.............................               05/15/98   5,000    5,001,645
                                                                   ------------
                                                                     40,931,380
                                                                   ------------
TENNESSEE VALLEY AUTHORITY.........      7.6%
Discount Notes
 5.39%.............................               06/04/97  15,000   14,993,263
 5.41%.............................               06/05/97  11,000   10,993,388
                                                                   ------------
                                                                     25,986,651
                                                                   ------------
   TOTAL AGENCY OBLIGATIONS
    (Cost $253,505,223)............                                 253,505,223
                                                                   ------------
U.S. TREASURY OBLIGATIONS..........      2.3%
U.S. TREASURY NOTES................      2.3%
 5.875%............................               04/30/98   8,000    7,982,832
                                                                   ------------
   TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $7,982,832)..............                                   7,982,832
                                                                   ------------
REPURCHASE AGREEMENTS..............     23.7%
GOLDMAN, SACHS & CO.
 (Agreement dated 5/30/97 to be
 repurchased at $10,638,317
 collateralized by $7,630,000
 (Value $10,927,597) U.S. Treasury
 Notes, 12.00%, due 8/15/13)
  5.38%............................               06/02/97  10,634   10,633,550
J.P. MORGAN SECURITIES, INC.
 (Agreement dated 5/30/97 to be
 repurchased at $14,006,417
 collateralized by $11,766,000
 (Value $14,381,223) U.S. Treasury
 Notes, 8.75%, due 8/15/20)
  5.50%............................               06/02/97  14,000   14,000,000
MERRILL LYNCH GOVERNMENT SECURI-
 TIES, INC.
 (Agreement dated 5/30/97 to be
 repurchased at $14,006,300
 collateralized by $14,105,000
 (Value $14,288,972) U.S. Treasury
 Notes, 6.125%, due 3/31/98)
  5.40%............................               06/02/97  14,000   14,000,000

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          GOVERNMENT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONCLUDED
                                  MAY 31, 1997

                                    PERCENTAGE OF            PAR
                                     NET ASSETS   MATURITY  (000)     VALUE
                                    ------------- --------  -----     -----
REPURCHASE AGREEMENTS -- CONTINUED
MORGAN STANLEY & CO., INC.
 (Agreement dated 5/30/97 to be
 repurchased at $14,006,335
 collateralized by $14,400,000
 (Value $14,301,880) U.S. Treasury
 Notes, 5.875%, due 11/15/99)
  5.43%...........................                06/02/97 $14,000 $ 14,000,000
REPUBLIC NATIONAL BANK NEW YORK
 (Agreement dated 5/30/97 to be
 repurchased at $14,006,358
 collateralized by $14,000,000
 (Value $14,356,682) U.S. Treasury
 Notes, 5.375%, due 11/30/97)
  5.45%...........................                06/02/97  14,000   14,000,000
WACHOVIA BANK OF NORTH CAROLINA,
 N.A.
 (Agreement dated 5/30/97 to be
 repurchased at $14,006,382
 collateralized by $13,850,000
 (Value $14,309,158) U.S. Treasury
 Notes, 9.00%, due 5/15/98)
  5.47%...........................                06/02/97  14,000   14,000,000
                                                                   ------------
   TOTAL REPURCHASE AGREEMENTS
    (Cost $80,633,550)............                                   80,633,550
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $342,121,605*).............      100.4%                      342,121,605
LIABILITIES IN EXCESS OF OTHER
 ASSETS...........................       (0.4)%                      (1,312,582)
                                        -----                      ------------
NET ASSETS (equivalent to $1.00
 per share based on 340,935,287
 shares outstanding)..............      100.0%                     $340,809,023
                                        =====                      ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($340,809,023 / 340,935,287).....                                        $1.00
                                                                          =====

--------
 * Aggregate cost for Federal income tax purposes.
** The rate shown is as of May 31, 1997 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.


               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
ARKANSAS............................       1.0%
Pulaski County, VRDN, PCR (Minnesota
 Mining & Manufacturing Co.)
  3.90% (Aaa/NA, AAA/A-1+)**........                06/06/97 $  400 $   400,000
  3.90% (Aaa/NA, AAA/NA)**..........                06/06/97    400     400,000
                                                                    -----------
                                                                        800,000
                                                                    -----------
ARIZONA.............................       1.3%
Arizona State, RB, Waste Water
 Treatment
  5.60% (Aa1/NA, AA+/NA)............                07/01/97  1,000   1,001,442
                                                                    -----------
CALIFORNIA..........................       0.6%
California Educational Facilities,
 VRDN, (Stanford University)
  3.65% (Aaa/VMIG1, AAA/A-1+)**.....                06/06/97    500     500,000
                                                                    -----------
COLORADO............................       4.8%
Colorado State TRAN
  4.50% (NA/NA, NA/SP-1+)...........                06/27/97  3,800   3,802,929
                                                                    -----------
CONNECTICUT.........................       3.5%
Connecticut Health & Educational
 Facilities, TECP, (Yale University)
  3.70% (Aaa/VMIG1, AAA/A-1+).......                06/02/97    800     800,000
  3.75% (Aaa/VMIG1, AAA/A-1+).......                06/30/97  1,000   1,000,000
  3.60% (Aaa/VMIG1, AAA/A-1+).......                07/15/97  1,000   1,000,000
                                                                    -----------
                                                                      2,800,000
                                                                    -----------
FLORIDA.............................       4.4%
Jacksonville Electric Authority,
 TECP, LA: Morgan Guaranty Trust Co.
  3.80% (Aa1/P-1, AA/A-1+)..........                06/09/97  1,000   1,000,000
  3.80% (Aa1/P-1, AA/A-1+)..........                07/18/97  2,500   2,500,000
                                                                    -----------
                                                                      3,500,000
                                                                    -----------
ILLINOIS............................       5.6%
DuPage County, GO, Prerefunded @ 102
  7.70% (NA/NA, AAA/NA).............                11/01/97  1,000   1,035,543
Illinois Educational Facilities,
 VRDN,
 (Northwestern University), LIC:
 Northern Trust Co.
  3.95% (Aa1/VMIG1, AA/A-1+)**......                06/06/97  3,226   3,226,000
Village of Bedford Park, VRDN,
 (Minnesota Mining & Manufacturing
 Co.)
  3.90% (Aaa/NA, AAA/A-1+)**........                06/06/97    200     200,000
                                                                    -----------
                                                                      4,461,543
                                                                    -----------
INDIANA.............................       2.3%
City of Mount Vernon, TECP, PCR,
 (General Electric Co.)
  3.55% (Aaa/P-1, AAA/A-1+).........                08/01/97  1,860   1,860,000
                                                                    -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
KANSAS..............................       2.9%
Kansas State, VRDN, Department of
 Transportation Highway
 Revenue, LA: Kansas State Pooled
 Money Investment Board
  3.80% (Aa/VMIG1, AA/A-1+)**.......                06/06/97 $1,300 $ 1,300,000
Wyandotte County, COP, (Criminal
 Justice Complex Project),
 Prerefunded @ 102, INS: FGIC
  7.875% (Aaa/NA, AAA/NA)...........                09/01/97  1,000   1,030,452
                                                                    -----------
                                                                      2,330,452
                                                                    -----------
KENTUCKY............................       5.9%
Jefferson County, TECP, PCR, (LG&E)
  3.70% (Aa2/VMIG1, AA/A-1+)........                07/08/97  2,000   2,000,000
Trimble County, TECP, PCR, (LG&E)
  3.85% (Aa2/VMIG1, AA/A-1+)........                07/09/97  2,650   2,650,000
                                                                    -----------
                                                                      4,650,000
                                                                    -----------
LOUISIANA...........................       5.1%
East Baton Rouge Parish, VRDN, PCR,
 (Exxon Project)
  4.00% (Aaa/P-1, AAA/A-1+).........                06/02/97    850     850,000
Plaquemine Parish Port & Harbor
 Terminal District, TECP, (TECO
 Energy, Inc.)
  3.70% (A1/P-1, AA-/A-1+)..........                07/11/97  1,400   1,400,000
  3.75% (A1/P-1, AA-/A-1+)..........                09/04/97  1,800   1,800,000
                                                                    -----------
                                                                      4,050,000
                                                                    -----------
MARYLAND............................       2.9%
Montgomery County, Parking
 Authority,
 (Bethesda Parking Lot), Prerefunded
 @ 100
  7.00% (Aaa/NA, AAA/NA)............                06/01/98    500     514,493
Montgomery County, TECP, SPA: Union
 Bank of Switzerland
  3.65% (Aaa/P-1, AAA/A-1+).........                08/04/97  1,800   1,800,000
                                                                    -----------
                                                                      2,314,493
                                                                    -----------
MICHIGAN............................       3.8%
University of Michigan, VRDN, Hospi-
 tal Revenue
  4.15% (Aa2/VMIG1, AA/NA)**........                06/02/97  3,000   3,000,000
                                                                    -----------
MINNESOTA...........................       4.2%
City of Rochester, TECP, (Mayo
 Foundation/Mayo Clinic)
  3.75% (NA/NA, AA+/A-1+)...........                06/03/97    800     800,000
  3.60% (NA/NA, AA+/A-1+)...........                06/12/97  1,000   1,000,000
  3.70% (NA/NA, AA+/A-1+)...........                07/11/97  1,500   1,500,000
                                                                    -----------
                                                                      3,300,000
                                                                    -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
MISSISSIPPI.........................       1.0%
Jackson County, VRDN, Port
 Facilities, (Chevron USA Inc.)
  4.05% (Aa2/P-1, NA/NA)**..........                06/02/97 $  800 $   800,000
                                                                    -----------
MISSOURI............................       0.6%
IDA of Boone County, VRDN, PCR,
 (Minnesota Mining & Manufacturing
 Co.)
  3.90% (Aaa/P-1, NA/NA)**..........                06/06/97    500     500,000
                                                                    -----------
NORTH CAROLINA......................      11.6%
City of Durham, VRDN, COP, SPA:
 Wachovia Bank of North Carolina
  3.75% (Aa1/VMIG1, AAA/A-1+)**.....                06/06/97  2,800   2,800,000
City of Winston-Salem, VRDN, COP,
 SPA: Credit Suisse
  4.00% (Aa1/VMIG1, AAA/A-1+)**.....                06/06/97  2,900   2,900,000
North Carolina Educational
 Facilities, VRDN, (Duke University)
  3.90% (Aa1/VMIG1, AA+/A-1+)**.....                06/06/97  3,500   3,500,000
                                                                    -----------
                                                                      9,200,000
                                                                    -----------
OHIO................................       4.4%
Cuyahoga County, VRDN, Hospital
 Revenue, Cleveland Clinic
 Foundation
  3.85% (Aa3/VMIG1, AA-/A-1+)**.....                06/06/97  3,500   3,500,000
                                                                    -----------
OREGON..............................       3.0%
State of Oregon, GO, VRDN, Veterans
 Welfare Board, LOC: Morgan Guaranty
 Trust Co.
  3.90% (Aa1/VMIG1, AAA/A-1+)**.....                06/06/97  2,400   2,400,000
                                                                    -----------
PENNSYLVANIA........................       1.6%
Montgomery County, VRDN, GO, SPA:
 CoreStates Bank N.A.
  3.90% (Aaa/VMIG1, NA/NA)**........                06/06/97    150     150,000
Pennsylvania State TAN
  4.50% (NA/MIG1, NA/SP-1+).........                06/30/97  1,150   1,150,937
                                                                    -----------
                                                                      1,300,937
                                                                    -----------
SOUTH CAROLINA......................       0.3%
Berkeley County, VRDN, PCR, (Amoco
 Chemical Co. Project)
  4.05% (Aa1/VMIG1, AAA/A-1+)**.....                06/02/97    200     200,000
                                                                    -----------
TENNESSEE...........................       5.7%
Shelby County, GO, School Board,
 Prerefunded @ 102
  6.50% (Aa/NA, AAA/NA).............                08/01/97  1,000   1,024,099
Tennessee State, VRDN, BAN, SPA:
 Tennsessee State Retirement System
  3.90% (NA/ MIG1, NA/A-1+)**.......                06/06/97  3,500   3,500,000
                                                                    -----------
                                                                      4,524,099
                                                                    -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                          TAX-EXEMPT MONEY MARKET FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
TEXAS...............................       7.8%
Harris County, Health Facilities
 Development, VRDN, (Methodist
 Hospital) SPA: Morgan Guaranty
 Trust Co. 50%
  4.05% (NA/NA, AA/A-1+)**..........                06/02/97 $2,700 $ 2,700,000
Harris County, Health Facilities
 Development, VRDN, (St. Luke's
 Episcopal Hospital Project), SPA:
 Morgan Guaranty Trust Co.
  4.05% (NA/NA, AA/A-1+)**..........                06/02/97  1,000   1,000,000
State of Texas, TRAN
  4.75% (NA/MIG1, NA/SP-1+).........                08/29/97  2,500   2,504,805
                                                                    -----------
                                                                      6,204,805
                                                                    -----------
VIRGINIA............................       3.7%
Commonwealth of Virginia, TECP, SPA:
 State Street
  3.85% (Aaa/P-1, AAA/A-1+).........                06/17/97  1,100   1,100,000
Virginia State Transportation Board,
 RB, Prerefunded @ 102
  7.80% (Aaa/NA, AAA/NA)............                03/01/98  1,750   1,834,484
                                                                    -----------
                                                                      2,934,484
                                                                    -----------
WISCONSIN...........................       4.2%
Oak Creek, VRDN, PCR, (Wisconsin
 Electric Power Co.)
  4.00% (Aa3/P-1, AA/NA)**..........                06/06/97  2,100   2,100,000
State of Wisconsin, GO
  4.50% (NA/MIG1, NA/SP-1+).........                06/16/97  1,250   1,250,337
                                                                    -----------
                                                                      3,350,337
                                                                    -----------
WYOMING.............................       0.9%
Lincoln County, VRDN, PCR, (Exxon
 Corp.)
  4.05% (Aaa/NA, AAA/A-1+)**........                06/02/97    200     200,000
Sublette County, VRDN, PCR, (Exxon
 Corp.)
  4.05% (Aaa/NA, AAA/A-1+)**........                06/02/97    500     500,000
                                                                    -----------
                                                                        700,000
                                                                    -----------
   TOTAL MUNICIPAL BONDS***
    (Cost $73,985,521)..............                                 73,985,521
                                                                    -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         TAX-EXEMPT MONEY MARKET FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                         PERCENTAGE OF     NUMBER OF
                                          NET ASSETS        SHARES      VALUE
                                         -------------     ---------    -----
INVESTMENT COMPANIES...................        2.6%
Goldman Sachs Financial Square Tax-Free
 Money Market Fund.....................                    1,512,229 $ 1,512,229
Municipal Fund for Temporary
 Investments-- MuniFund................                      584,448     584,448
                                                                     -----------
   TOTAL INVESTMENT COMPANIES
    (Cost $2,096,677)..................                                2,096,677
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $76,082,198*)...................       95.7%                   76,082,198
OTHER ASSETS IN EXCESS OF LIABILITIES..        4.3%                    3,409,695
                                             -----                   -----------
NET ASSETS (equivalent to $1.00 per
 share based on 79,498,459 shares
 outstanding)..........................      100.0%                  $79,491,893
                                             =====                   ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($79,491,893 / 79,498,459)............                                    $1.00
                                                                     ===========

--------
  * Aggregate cost for Federal income tax purposes.
 ** The rate shown is as of May 31, 1997 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.
*** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997. These ratings are not cov-ered by the Report of Independent Accountants.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      TAX-EXEMPT MONEY MARKET FUND (TRUST)
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
ALABAMA.............................       4.0%
City of Montgomery, TECP, PCR,
 (General Electric Co.)
  3.55% (Aaa/P-1, AAA/A-1+).........                08/01/97 $2,000 $ 2,000,000
                                                                    -----------
ARKANSAS............................       2.0%
Pulaski County, VRDN, PCR, (Minne-
 sota Mining & Manufacturing Co.)
  3.90% (Aaa/NA, AAA/A-1+)**........                06/06/97  1,000   1,000,000
                                                                    -----------
COLORADO............................       5.3%
Colorado State TRAN
  4.50% (NA/NA, NA/SP-1+)...........                06/27/97  2,600   2,601,799
                                                                    -----------
CONNECTICUT.........................       4.5%
Connecticut Health & Educational Fa-
 cilities, TECP, (Yale University)
  3.70% (Aaa/VMIG1, AAA/A-1+).......                06/02/97    200     200,000
  3.75% (Aaa/VMIG1, AAA/A-1+).......                06/30/97  1,000   1,000,000
  3.60% (Aaa/VMIG1, AAA/A-1+).......                07/15/97  1,000   1,000,000
                                                                    -----------
                                                                      2,200,000
                                                                    -----------
FLORIDA.............................       3.6%
Jacksonville Electric Authority,
 TECP, LA: Morgan Guaranty Trust Co.
  3.80% (Aa1/P-1, AA/A-1+)..........                07/18/97  1,800   1,800,000
                                                                    -----------
ILLINOIS............................       5.4%
Illinois Educational Facilities,
 VRDN, (Northwestern University),
 LIC:
 Northern Trust Co.
  3.95% (Aa1/VMIG1, AA/A-1+)**......                06/06/97  2,093   2,093,000
Village of Bedford Park, VRDN,
 (Minnesota Mining & Manufacturing
 Co.)
  3.90% (Aaa/NA, AAA/A-1+)**........                06/06/97    600     600,000
                                                                    -----------
                                                                      2,693,000
                                                                    -----------
INDIANA.............................       5.3%
Allen County, VRDN, (Golden Years
 Homestead Project), LOC: Norwest
 Bank Minnesota
  3.95% (NA/NA, AA/A-1+)**..........                06/06/97  1,130   1,130,000
Indiana Health Facilities Financing
 Authority, VRDN, (Pathfinder
 Services Inc. Project), LOC:
 Norwest Bank Minnesota
  3.95% (NA/NA, AA/A-1+)**..........                06/06/97  1,000   1,000,000
Princeton, VRDN, PCR, (PSI Energy
 Inc. Project), LOC: Canadian
 Imperial Bank
  4.15% (Aa3/VMIG1, AA+/A-1+)**.....                06/02/97    500     500,000
                                                                    -----------
                                                                      2,630,000
                                                                    -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      TAX-EXEMPT MONEY MARKET FUND (TRUST)
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                       PERCENTAGE OF           PAR
                                        NET ASSETS   MATURITY (000)    VALUE
                                       ------------- -------- -----    -----
KANSAS...............................       2.6%
Kansas State, VRDN, Department of
 Transportation Highway Revenue, LA:
 Kansas State Pooled Money Investment
 Board
  3.80% (Aa/VMIG1, AA/A-1+)**........                06/06/97 $1,300 $1,300,000
                                                                     ----------
LOUISIANA............................       2.0%
Plaquemine Parish Port & Harbor
 Terminal District, TECP, (TECO
 Energy, Inc.)
  3.75% (A1/P-1, AA-/A-1+)...........                09/04/97  1,000  1,000,000
                                                                     ----------
MARYLAND.............................       2.9%
Montgomery County, Parking Authority,
 (Bethesda Parking Lot), Prerefunded
 @ 100
  7.00% (Aaa/NA, AAA/NA).............                06/01/98    500    514,493
Montgomery County, TECP, SPA: Union
 Bank of Switzerland
  3.65% (Aaa/P-1, AAA/A-1+)..........                08/04/97    900    900,000
                                                                     ----------
                                                                      1,414,493
                                                                     ----------
MICHIGAN.............................       2.3%
University of Michigan, VRDN,
 Hospital Revenue
  4.15% (Aa2/VMIG1, NA/NA)**.........                06/02/97  1,120  1,120,000
                                                                     ----------
MINNESOTA............................       5.1%
City of Rochester, TECP, (Mayo
 Foundation/Mayo Clinic)
  3.75% (NA/NA, AA+/A-1+)............                06/03/97    700    700,000
  3.60% (NA/NA, AA+/A-1+)............                06/12/97    800    800,000
  3.75% (NA/NA, AA+/A-1+)............                09/13/97  1,000  1,000,000
                                                                     ----------
                                                                      2,500,000
                                                                     ----------
MISSISSIPPI..........................       1.8%
Jackson County, VRDN, Port
 Facilities, (Chevron USA Inc.)
  4.00% (Aa2/P-1, NA/NA)**...........                06/02/97    900    900,000
                                                                     ----------
MISSOURI.............................       4.9%
IDA of Boone County, VRDN, PCR,
 (Minnesota Mining & Manufacturing
 Co.)
  3.90% (Aaa/P-1, NA/NA)**...........                06/06/97    500    500,000
Missouri State Health & Educational
 Facilities, VRDN, (Washington
 University Project), SPA: Morgan
 Guaranty Trust
  3.90% (Aa1/VMIG1, AA/A-1+)**.......                06/06/97  1,900  1,900,000
                                                                     ----------
                                                                      2,400,000
                                                                     ----------
NORTH CAROLINA.......................      10.1%
City of Durham, VRDN, COP, SPA:
 Wachovia Bank of North Carolina
  3.75% (Aa1/VMIG1, AAA/A-1+)**......                06/06/97  2,200  2,200,000
North Carolina Educational
 Facilities, VRDN, (Duke University)
  3.90% (Aa1/VMIG1, AAA/A-1+)**......                06/06/97  1,900  1,900,000
North Carolina Educational
 Facilities, VRDN, (Wake Forest
 University Project), SPA: Wachovia
 Bank
  3.40% (Aa3/VMIG1, NA/NA)**.........                06/06/97    875    875,000
                                                                     ----------
                                                                      4,975,000
                                                                     ----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      TAX-EXEMPT MONEY MARKET FUND (TRUST)
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
OHIO................................       3.0%
Cuyahoga County, VRDN, Hospital
 Revenue, Cleveland Clinic
 Foundation
  3.85% (Aa3/VMIG1, AA-/A-1+)**.....                06/06/97 $1,500 $ 1,500,000
                                                                    -----------
OREGON..............................       4.0%
Oregon State, GO, VRDN, Veterans
 Welfare Board, LOC: Morgan Guaranty
 Trust Co.
  3.45% (Aa1/VMIG1, AAA/A-1+)**.....                06/06/97  2,000   2,000,000
                                                                    -----------
PENNSYLVANIA........................       7.2%
Delaware County, VRDN, IDA, Airport
 Facility RB, (United Parcel
 Project)
  3.95% (Aaa/P-1, AAA/NA)**.........                06/02/97  1,000   1,000,000
Delaware County, VRDN, PCR, (BP Oil
 Inc. Project)
  4.05% (Aa2/P-1, AA/A-1+)**........                06/02/97    900     900,000
Montgomery County, Higher Education
 & Health Authority, RB, (Bryn Mawr
 Hospital Project), Prerefunded @
 102
  9.38% (Aaa/NA, AAA/NA)............                12/01/97    500     524,099
Montgomery County, VRDN, GO, SPA:
 CoreStates Bank N.A.
  3.90% (Aaa/VMIG1, NA/NA)**........                06/06/97    150     150,000
Pennsylvania State TAN
  4.50% (NA/MIG1, NA/SP-1+).........                06/30/97  1,000   1,000,814
                                                                    -----------
                                                                      3,574,913
                                                                    -----------
TENNESSEE...........................       4.0%
Tennessee State, VRDN, BAN, SPA:
 Tennsessee State Retirement System
  3.90% (NA/MIG1, NA/A-1+)**........                06/06/97  2,000   2,000,000
                                                                    -----------
TEXAS...............................       4.9%
Gulf Coast Waste Disposal Authority,
 VRDN, PCR, (Amoco Oil Project)
  4.10% (Aa1/VMIG1, AAA/A-1+)**.....                06/02/97    500     500,000
Harris County, Health Facilities
 Development, VRDN, (St. Luke's
 Episcopal Hospital Project), SPA:
 Morgan Guaranty Trust Co.
  4.05% (NA/NA, AA/A-1+)**..........                06/02/97    400     400,000
State of Texas, TRAN
  4.75% (NA/MIG1, NA/SP-1+).........                08/29/97  1,500   1,502,883
                                                                    -----------
                                                                      2,402,883
                                                                    -----------
VIRGINIA............................       5.5%
Commonwealth of Virginia, TECP, SPA:
 State Street
  3.85% (Aaa/P-1, AAA/A-1+).........                06/17/97  1,100   1,100,000
Peninsula Ports Authority, VRDN,
 (Shell Co.)
  4.00% (Aa1/NA, AAA/NA)**..........                06/02/97  1,100   1,100,000
Virginia State Transportation Board,
 RB, Prerefunded @ 102
  7.80% (Aaa/NA, AAA/NA)............                03/01/98    500     524,138
                                                                    -----------
                                                                      2,724,138
                                                                    -----------

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                     TAX-EXEMPT MONEY MARKET FUND (TRUST)
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                    PERCENTAGE OF             PAR
                                     NET ASSETS   MATURITY   (000)      VALUE
                                    ------------- --------   -----      -----
WISCONSIN.........................        3.5%
State of Wisconsin, GO
  4.50% (NA/MIG1, NA/SP-1+).......                06/16/97   $1,750  $ 1,750,472
                                                                     -----------
WYOMING...........................        3.0%
Lincoln County, VRDN, PCR, (Exxon
 Corp.)
  4.00% (Aaa/NA, AAA/A-1+)**......                06/02/97      500      500,000
Sublette County, VRDN, PCR, (Exxon
 Corp.)
  4.05% (Aaa/NA, AAA/A-1+)**......                06/02/97      500      500,000
Uinta County, VRDN, PCR, (Chevron
 USA Inc. Project)
  4.00% (Aa2/P-1, NA/NA)**........                06/02/97      500      500,000
                                                                     -----------
                                                                       1,500,000
                                                                     -----------
   TOTAL MUNICIPAL BONDS***
    (Cost $47,986,698)............                                    47,986,698
                                                                     -----------
                                                           NUMBER OF
                                                            SHARES
                                                           ---------
INVESTMENT COMPANIES..............        2.5%
Goldman Sachs Financial Square
 Tax-Free Money Market Fund.......                          688,400      688,400
Municipal Fund for Temporary
 Investments--MuniFund............                          563,473      563,473
                                                                     -----------
   TOTAL INVESTMENT COMPANIES
    (Cost $1,251,873).............                                     1,251,873
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $49,238,571*)..............       99.4%                        49,238,571
OTHER ASSETS IN EXCESS OF
 LIABILITIES......................        0.6%                           305,179
                                        -----                        -----------
NET ASSETS (equivalent to $1.00
 per share based on 49,544,228
 shares outstanding)..............      100.0%                       $49,543,750
                                        =====                        ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 ($49,543,750 / 49,544,228)..........                                      $1.00
                                                                     ===========

--------
  * Aggregate cost for Federal income tax purposes.
 ** The rate shown is as of May 31, 1997 and the maturity date shown is the longer of (i) the next interest readjustment date or (ii) the date on which the principal amount can be recovered through demand.
*** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997. These ratings are not cov-ered by the Report of Independent Accountants.

               See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               VALUE EQUITY FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                            PERCENTAGE OF NUMBER OF
                                             NET ASSETS    SHARES      VALUE
                                            ------------- ---------    -----
COMMON STOCK...............................     97.4%
AIRLINES...................................      1.4%
  Southwest Airlines Co....................                76,700   $  1,975,025
                                                                    ------------
BANKS......................................      7.6%
  Barnett Banks, Inc.......................                32,000      1,684,000
  CoreStates Financial Corp................                54,000      2,855,250
  J.P. Morgan & Co.........................                27,000      2,902,500
  Regions Financial Corp...................                27,000      1,613,250
  SunTrust Banks Inc.......................                36,000      1,921,500
                                                                    ------------
                                                                      10,976,500
                                                                    ------------
BEVERAGES..................................      2.4%
  Pepsico Inc..............................                93,000      3,417,750
                                                                    ------------
CHEMICALS..................................      5.8%
  Air Products & Chemicals Inc.............                43,000      3,343,250
  E.I. duPont deNemours & Co...............                46,300      5,040,913
                                                                    ------------
                                                                       8,384,163
                                                                    ------------
COMPUTER EQUIPMENT.........................      4.5%
  Hewlett-Packard Co.......................                59,400      3,059,100
  International Business Machine Corp......                40,000      3,460,000
                                                                    ------------
                                                                       6,519,100
                                                                    ------------
COMPUTER SOFTWARE..........................      2.9%
  AutoDesk Inc.............................                24,000        933,000
  Cicso Systems Inc.**.....................                24,000      1,626,000
  Electronic Data Services Corp............                45,000      1,681,875
                                                                    ------------
                                                                       4,240,875
                                                                    ------------
CONSUMER GOODS.............................      4.2%
  Colgate Palmolive Co.....................                53,400      3,310,800
  Procter & Gamble Co......................                17,000      2,343,875
  Rubbermaid, Inc..........................                15,600        434,850
                                                                    ------------
                                                                       6,089,525
                                                                    ------------
ELECTRICAL EQUIPMENT.......................      4.8%
  ABB AB ADR...............................                15,000      2,042,813
  General Electric Co......................                56,000      3,381,000
  Hubbell, Inc. "B"........................                33,800      1,537,900
                                                                    ------------
                                                                       6,961,713
                                                                    ------------
ELECTRONICS................................      2.7%
  Intel Corp...............................                25,300      3,832,950
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               VALUE EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                           PERCENTAGE OF NUMBER OF
                                            NET ASSETS    SHARES      VALUE
                                           ------------- ---------    -----
COMMON STOCK -- CONTINUED
FOODS.....................................      6.3%
  CPC International, Inc..................                22,000   $  1,892,000
  Giant Food, Inc. "A"....................                73,500      2,420,906
  McCormick & Co., Inc....................                80,000      2,090,000
  Nestle Registered ADR...................                43,900      2,730,813
                                                                   ------------
                                                                      9,133,719
                                                                   ------------
INDUSTRIAL GOODS..........................      4.1%
  Corning Inc.............................                71,000      3,576,625
  PPG Industries Inc......................                40,500      2,354,063
                                                                   ------------
                                                                      5,930,688
                                                                   ------------
INSURANCE.................................      7.9%
  Chubb Corp..............................                55,000      3,355,000
  General RE Corp.........................                10,000      1,752,500
  Jefferson Pilot Corp....................                25,000      1,590,625
  Lincoln National Corp...................                32,100      1,954,088
  Unum Corp...............................                34,500      2,729,813
                                                                   ------------
                                                                     11,382,026
                                                                   ------------
IRON/STEEL................................      1.2%
  Worthington Industries Inc..............                93,000      1,720,500
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT...............      3.9%
  Caterpillar, Inc........................                27,000      2,635,875
  Illinois Tool Works, Inc................                60,000      2,977,500
                                                                   ------------
                                                                      5,613,375
                                                                   ------------
MANUFACTURING.............................      1.6%
  Eastman Kodak Co........................                27,000      2,237,625
                                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES............      3.0%
  Johnson & Johnson.......................                73,000      4,370,875
                                                                   ------------
NATURAL GAS...............................      1.2%
  Questar Corp............................                45,400      1,781,950
                                                                   ------------
OIL EQUIPMENT & SERVICES..................      3.6%
  Halliburton Co..........................                22,922      1,773,590
  Quaker State Corp.......................                40,000        605,000
  Schlumberger Ltd. ADR...................                23,300      2,775,613
                                                                   ------------
                                                                      5,154,203
                                                                   ------------
PAPER & FOREST PRODUCTS...................      1.6%
  Westvaco Corp...........................                72,300      2,259,375
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               VALUE EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                           PERCENTAGE OF NUMBER OF
                                            NET ASSETS    SHARES      VALUE
                                           ------------- ---------    -----
COMMON STOCK -- CONTINUED
PETROLEUM.................................      6.1%
  Amoco Corp..............................                29,725   $  2,656,672
  Atlantic Richfield Co. .................                19,850      2,888,175
  Exxon Corp..............................                55,000      3,258,750
                                                                   ------------
                                                                      8,803,597
                                                                   ------------
PHARMACEUTICALS...........................      8.0%
  Bristol-Myers Squibb Co.................                63,000      4,622,625
  Covance, Inc............................                17,100        318,487
  Pfizer Inc..............................                39,400      4,053,275
  Warner Lambert Co. .....................                25,000      2,518,750
                                                                   ------------
                                                                     11,513,137
                                                                   ------------
RETAIL DEPARTMENT STORES..................      2.7%
  May Department Stores Co. ..............                41,300      1,946,262
  Wal-Mart Stores, Inc....................                65,000      1,933,750
                                                                   ------------
                                                                      3,880,012
                                                                   ------------
TECHNOLOGY................................      2.3%
  Motorola, Inc. .........................                50,000      3,318,750
                                                                   ------------
TELECOMMUNICATIONS........................      3.0%
  Ericsson (LM) Tel -- ADR................                24,000        855,000
  GTE Corp................................                28,500      1,257,562
  Lucent Technologies Inc. ...............                34,059      2,167,003
                                                                   ------------
                                                                      4,279,565
                                                                   ------------
TOBACCO...................................      2.7%
  Philip Morris Inc.......................                90,000      3,960,000
                                                                   ------------
UTILITIES -- TELEPHONE....................      1.9%
  MCI Communications Corp.................                72,300      2,774,512
                                                                   ------------
   TOTAL COMMON STOCK
    (Cost $94,143,657)....................                          140,511,510
                                                                   ------------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                               VALUE EQUITY FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                    PERCENTAGE OF           PAR
                                     NET ASSETS   MATURITY (000)     VALUE
                                    ------------- -------- -----     -----
REPURCHASE AGREEMENT...............       3.7%
GOLDMAN SACHS & CO.
 (Agreement dated 5/30/97 to be
 repurchased at $5,274,475,
 collateralized by $4,835,000
 (Value $5,418,201) U.S. Treasury
 Notes, 7.875%, due 2/15/21)
  5.38%............................               06/02/97 $5,272 $  5,272,111
                                                                  ------------
   TOTAL REPURCHASE AGREEMENT
    (Cost $5,272,111)..............                                  5,272,111
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $99,415,768*)...............     101.1%                     145,783,621
LIABILITIES IN EXCESS OF OTHER AS-
 SETS..............................      (1.1)%                     (1,538,427)
                                        -----                     ------------
NET ASSETS.........................     100.0%                    $144,245,194
                                        =====                     ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
 INSTITUTIONAL SHARES
  ($142,452,042 / 7,805,540).......                                     $18.25
                                                                  ============
 AFBA FIVE STAR SHARES
  ($1,793,152 / 98,400)............                                     $18.22
                                                                  ============

--------
 * Cost for Federal income tax purposes is $99,486,926. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

           Excess of value over tax cost........ $46,755,295
           Excess of tax cost over value........ $  (458,600)

** Non-income producing securities.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                           PERCENTAGE OF NUMBER OF
                                            NET ASSETS    SHARES      VALUE
                                           ------------- ---------    -----
COMMON STOCK, PREFERRED STOCK, WARRANTS &
 RIGHTS...................................     97.8%
AUSTRALIA.................................      3.8%
AAPC......................................                700,000  $   442,286
MIM.......................................                520,000      775,865
National Mutual...........................                380,000      564,086
News Corp.................................                140,000      621,332
QNI.......................................                370,000      757,672
                                                                   -----------
                                                                     3,161,241
                                                                   -----------
BRAZIL....................................      2.3%
Celesc GDR*...............................                  9,000    1,096,853
Unibanco GDR*.............................                 24,324      839,178
                                                                   -----------
                                                                     1,936,031
                                                                   -----------
FINLAND...................................      2.2%
UPM -- Kymmene OY.........................                 40,000      919,904
Valmet....................................                 50,000      904,728
                                                                   -----------
                                                                     1,824,632
                                                                   -----------
FRANCE....................................      7.4%
AXA -- UAP................................                 16,500      989,457
Bouygues..................................                  4,000      346,994
Christian Dior............................                  3,500      549,771
Compagne Generale Des Eaux................                  9,500    1,170,704
Compagne Generale Des Eaux Warrants*......                  9,500        6,513
Dexia France..............................                 10,000      935,522
Michelin..................................                 10,000      547,254
Pinault Printemps La Redoute..............                  1,500      630,045
SGS Thomson Microelectronics*.............                  5,200      423,474
Total 'B'.................................                  6,000      549,858
                                                                   -----------
                                                                     6,149,592
                                                                   -----------
GERMANY...................................      8.7%
Commerzbank...............................                 42,000    1,228,803
GEA Preferred.............................                  2,950    1,219,393
Man.......................................                  4,450    1,281,073
Mannesman.................................                  3,120    1,277,772
Metro.....................................                  4,860      530,007
RWE.......................................                 13,000      560,226
Veba......................................                 21,000    1,196,175
                                                                   -----------
                                                                     7,293,449
                                                                   -----------
HONG KONG.................................      4.1%
Cheung Kong...............................                 78,000      797,764
Hong Kong Electric........................                200,000      720,136
HSBC......................................                 24,800      752,142
Jardine Matheson..........................                 77,800      529,040
New World Development.....................                 95,000      603,211
                                                                   -----------
                                                                     3,402,293
                                                                   -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                           PERCENTAGE OF NUMBER OF
                                            NET ASSETS    SHARES      VALUE
                                           ------------- ---------    -----
COMMON STOCK, PREFERRED STOCK, WARRANTS &
 RIGHTS -- CONTINUED
INDIA.....................................      1.0%
State Bank of India GDR*..................                 35,000  $   879,375
                                                                   -----------
INDONESIA.................................      0.8%
Bank Dagang Nasional......................                600,000      647,482
                                                                   -----------
ITALY.....................................      3.6%
Fiat Preferred............................                170,000      287,889
Istituto Nazionale delle Assicurazioni
 (INA)....................................                380,000      525,594
Stet......................................                120,000      606,454
Telecom Italia Mobile.....................                340,000      998,818
Unicem....................................                 90,000      608,316
                                                                   -----------
                                                                     3,027,071
                                                                   -----------
JAPAN.....................................     24.7%
18th Bank.................................                 87,000      567,407
Amada.....................................                100,000      845,276
Bridgestone...............................                 40,000      902,772
Daiwa Securities..........................                 70,000      514,803
Dowa Fire & Marine........................                148,000      715,043
Fuji Photo Film...........................                 20,000      774,049
Hitachi...................................                110,000    1,170,514
Ito Yokado................................                 15,000      854,715
Mabuchi Motors............................                 14,000      795,332
Matsushita Electric Industrial............                 57,000    1,071,226
Mitsubishi Heavy Industries...............                111,000      798,232
Mitsubishi Motors.........................                 70,000      517,807
Mitsui Fudosan............................                 29,000      365,829
Mitsui Petrochemical......................                177,000      829,331
NKK.......................................                485,000      953,102
Ricoh.....................................                 75,000      984,725
Sanwa Bank................................                 70,000      895,048
Sanyo Shinpan Finance.....................                    200       10,778
Shimachu..................................                 22,000      643,783
Shin-Etsu Chemical........................                 47,000    1,177,722
Shiseido..................................                 52,000      758,603
Sony......................................                  8,000      673,475
Sumitomo Electric Industries..............                 45,000      706,685
Sumitomo Trust & Banking..................                 75,000      662,919
Suzuki Motor..............................                 69,000      864,498
Tokyo Electron............................                 22,000    1,108,212
Tsubaki Nakashima.........................                 52,000      446,237
                                                                   -----------
                                                                    20,608,123
                                                                   -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                           PERCENTAGE OF NUMBER OF
                                            NET ASSETS    SHARES      VALUE
                                           ------------- ---------    -----
COMMON STOCK, PREFERRED STOCK, WARRANTS &
 RIGHTS -- CONTINUED
KOREA.....................................      0.0%
Hana Bank GDR.............................                    138  $     1,897
                                                                   -----------
MEXICO                                          1.6%
Altos Hornos de Mexico*...................                280,000      643,051
Cemex CPO.................................                180,000      667,381
                                                                   -----------
                                                                     1,310,432
                                                                   -----------
NETHERLANDS...............................      4.9%
Hagemeyer.................................                 26,000    1,277,801
ING.......................................                  7,800      345,128
Philips Electronics.......................                  9,000      492,973
Vendex Intl...............................                 17,000      955,094
Ver Ned Uitgev Ver Bezit..................                 43,500      983,914
                                                                   -----------
                                                                     4,054,910
                                                                   -----------
PHILIPPINES...............................      1.2%
Far East Bank & Trust Rights*.............                  2,268        3,319
Manila Electric 'B'.......................                 80,000      448,910
Philippine National Bank*.................                 77,875      513,754
                                                                   -----------
                                                                       965,983
                                                                   -----------
SINGAPORE.................................      4.8%
DBS Land..................................                240,000      839,441
Development Bank of Singapore (Foreign)...                 70,000      876,516
GP Batteries International................                200,000      663,158
Singapore Press (Foreign).................                 36,000      717,722
United Overseas Bank (Foreign)............                 87,244      897,143
                                                                   -----------
                                                                     3,993,980
                                                                   -----------
SOUTH AFRICA..............................      1.6%
AECI......................................                140,000      761,243
Murray & Roberts..........................                220,000      541,507
                                                                   -----------
                                                                     1,302,750
                                                                   -----------
SPAIN.....................................      2.8%
Adolgo Dominguez*.........................                 15,000      528,085
Banco Santander...........................                 10,000      854,499
Iberdrola.................................                 34,000      418,240
Telefonica de Espana......................                 20,000      577,982
                                                                   -----------
                                                                     2,378,806
                                                                   -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                           PERCENTAGE OF NUMBER OF
                                            NET ASSETS    SHARES      VALUE
                                           ------------- ---------    -----
COMMON STOCK, PREFERRED STOCK, WARRANTS &
 RIGHTS -- CONTINUED
SWEDEN....................................      2.1%
Electrolux "B"............................                 10,000  $   597,812
Ericsson "B"..............................                 30,200    1,062,915
Granges AB*...............................                  5,000       62,434
                                                                   -----------
                                                                     1,723,161
                                                                   -----------
SWITZERLAND...............................      6.3%
CS Holdings Registered....................                  8,800    1,105,700
Nestle Registered.........................                  1,100    1,368,518
Novartis Registered.......................                  1,066    1,446,784
Roche Holdings 1/10 PC Non-Voting.........                    145    1,289,418
                                                                   -----------
                                                                     5,210,420
                                                                   -----------
UNITED KINGDOM............................     13.9%
Allied Carpets............................                 50,000      175,870
Asda......................................                200,000      391,823
Barclays..................................                 30,000      582,581
BBA.......................................                 75,000      410,432
Blue Circle Industries....................                 50,000      344,788
Bryant Group..............................                140,000      290,881
British Petroleum.........................                 55,760      660,914
British Telecom...........................                 80,000      579,145
Burton....................................                185,000      406,322
Dairy Crest...............................                100,000      348,469
Glaxo Wellcome............................                 40,000      799,351
Grand Metropolitan........................                 50,000      464,625
Guardian Royal Exchange...................                 90,000      410,064
IMS Group*................................                190,000      542,417
Jarvis Hotels.............................                175,000      428,019
Limelight Group...........................                150,000      153,375
Lloyds TSB Group..........................                 65,000      652,929
Medeva....................................                 82,500      369,818
National Grid Group.......................                 60,000      222,333
National Westminster Bank.................                 40,000      487,202
NFC.......................................                150,000      315,339
Rubicon...................................                210,000      405,401
Senior Engineering........................                150,000      315,339
Shell Transport & Trading.................                 40,000      788,226
SOCO International*.......................                 61,000      236,018
Sun Life & Provincial.....................                 75,000      366,260
United Utilities..........................                 40,000      457,754
                                                                   -----------
                                                                    11,605,695
                                                                   -----------
   TOTAL COMMON STOCK, PREFERRED STOCK,
    WARRANTS & RIGHTS
    (Cost $69,471,264)....................                          81,477,323
                                                                   -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                           INTERNATIONAL EQUITY FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                       PERCENTAGE OF           PAR
                                        NET ASSETS   MATURITY (000)     VALUE
                                       ------------- -------- -----     -----
SHORT-TERM INVESTMENTS................       2.1%
Eurodollar Time Deposit State Street
 Bank & Trust Co.
 4.50%................................               6/02/97  $1,720 $ 1,720,000
                                                                     -----------
   TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,720,000).................                                 1,720,000
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $71,191,264**).................      99.9%                     83,197,323
OTHER ASSETS IN EXCESS OF
 LIABILITIES..........................       0.1%                        116,020
                                           -----                     -----------
NET ASSETS (equivalent to $13.18 per
 share based on 6,320,438 shares
 outstanding).........................     100.0%                    $83,313,343
                                           =====                     ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
  ($83,313,343 / 6,320,438)...........                                    $13.18
                                                                          ======

--------
 * Non-income producing securities.
** Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

           Excess of value over tax cost........ $14,847,367
           Excess of tax cost over value........ $(2,841,308)

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         INTERMEDIATE FIXED INCOME FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                      PERCENTAGE OF           PAR
                                       NET ASSETS   MATURITY (000)     VALUE
                                      ------------- -------- -----     -----
AGENCY OBLIGATIONS..................      14.9%
FEDERAL HOME LOAN BANK..............       2.2%
Debentures
 6.34%..............................                06/13/05 $1,000 $   965,280
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP.....       0.3%
Mortgage Backed Securities
 6.50% (Pool #E00201)...............                03/01/08    152     148,460
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIA-
 TION...............................       4.3%
Medium Term Notes
 6.08%..............................                09/03/03    500     482,090
Mortgage Backed Securities
 6.00% (Pool #227994)...............                07/01/08    690     660,020
 7.50% (Pool #282608)...............                05/01/09    722     729,780
                                                                    -----------
                                                                      1,871,890
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCI-
 ATION..............................       8.1%
Mortgage Backed Securities
 8.00% (Pool #308751)...............                11/15/06    232     238,616
 8.00% (Pool #312726)...............                12/15/06     28      28,356
 8.00% (Pool #319511)...............                12/15/06     76      78,233
 6.50% (Pool #351994)...............                12/15/08    209     205,254
 6.50% (Pool #359462)...............                01/15/09    237     231,856
 6.00% (Pool #372668)...............                01/15/09    813     779,144
 8.00% (Pool #389481)...............                04/15/09    254     261,636
 8.00% (Pool #401484)...............                11/15/09    816     839,172
 6.00% (Pool #410492)...............                01/15/11    156     149,167
 6.00% (Pool #410497)...............                02/15/11    763     731,716
                                                                    -----------
                                                                      3,543,150
                                                                    -----------
   TOTAL AGENCY OBLIGATIONS
    (Cost $6,630,163)...............                                  6,528,780
                                                                    -----------
CORPORATE BONDS.....................      12.2%
BEVERAGES...........................       0.5%
Coca-Cola Co., Inc.
 7.875% (Aa3, AA)...................                09/15/98    200     204,526
                                                                    -----------
CHEMICALS...........................       0.5%
E.I. duPont de Nemours & Co.
 6.00% (Aa3, AA-)...................                12/01/01    250     242,187
                                                                    -----------
FINANCE.............................       2.9%
Norwest Financial, Inc.
 6.125% (Aa3, AA-)..................                08/01/03    300     287,625
 6.375% (Aa3, AA-)..................                11/15/03  1,000     972,500
                                                                    -----------
                                                                      1,260,125
                                                                    -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         INTERMEDIATE FIXED INCOME FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                       PERCENTAGE OF           PAR
                                        NET ASSETS   MATURITY (000)    VALUE
                                       ------------- -------- -----    -----
CORPORATE BONDS -- CONTINUED
FOODS................................       0.6%
Kellogg Co.
 5.90% (Aa1, AA).....................                07/15/97 $  250 $  250,041
                                                                     ----------
PHARMACEUTICALS......................       1.1%
SmithKline Beecham, PLC, Medium Term
 Notes
 6.625% (Aa3/A+).....................                10/01/01    500    496,875
                                                                     ----------
RETAIL DEPARTMENT STORES.............       0.6%
Wal-Mart Stores, Inc.
 5.50% (Aa2, AA).....................                09/15/97    250    249,880
                                                                     ----------
UTILITIES -- ELECTRIC................       2.2%
Wisconsin Electic Power Co.
 6.625% (Aa3/AA).....................                11/15/06  1,000    967,500
                                                                     ----------
UTILITIES -- GAS.....................       2.7%
Consolidated Natural Gas Co.
 5.75% (A1, AA-).....................                08/01/03    475    448,281
Northern Illinois Gas Co.
 5.875% (Aa1, AA)....................                05/01/00    500    486,875
Wisconsin Natural Gas Co.
 6.125% (Aa3, AA)....................                09/01/97    260    260,000
                                                                     ----------
                                                                      1,195,156
                                                                     ----------
UTILITIES -- TELEPHONE...............       1.1%
New England Telephone & Telegraph Co.
 5.05% (Aa2, AA).....................                10/01/98    500    493,125
                                                                     ----------
   TOTAL CORPORATE BONDS**
    (Cost $5,484,737)................                                 5,359,415
                                                                     ----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         INTERMEDIATE FIXED INCOME FUND
                      STATEMENT OF NET ASSETS -- CONTINUED
                                  MAY 31, 1997

                                       PERCENTAGE OF           PAR
                                        NET ASSETS   MATURITY (000)     VALUE
                                       ------------- -------- -----     -----
ASSET BACKED SECURITIES...............      2.3%
Ford Credit Auto Owner Trust
 6.750% (Aaa, AAA-)...................               09/15/00 $1,000 $ 1,005,480
                                                                     -----------
   TOTAL ASSET BACKED SECURITIES
    (Cost $1,010,546).................                                 1,005,480
                                                                     -----------
U.S. TREASURY OBLIGATIONS.............     51.6%
U.S. Treasury Notes
 7.375%...............................               11/15/97  1,000   1,007,740
 5.875%...............................               04/30/98    500     500,160
 7.125%...............................               10/15/98  1,000   1,013,940
 5.50%................................               11/15/98  2,000   1,984,820
 5.125%...............................               12/31/98  1,000     986,330
 5.00%................................               01/31/99  1,000     982,900
 7.00%................................               04/15/99  1,000   1,014,500
 6.50%................................               04/30/99  1,000   1,005,780
 6.875%...............................               07/31/99  1,000   1,012,740
 5.75%................................               10/31/00  1,500   1,470,870
 5.50%................................               12/31/00  1,000     970,600
 5.625%...............................               02/28/01    600     584,094
 6.25%................................               04/30/01  1,000     992,760
 7.50%................................               11/15/01    450     467,307
 6.25%................................               02/15/03    300     296,016
 7.25%................................               05/15/04  2,600   2,695,810
 7.25%................................               08/15/04  2,300   2,382,915
 7.875%...............................               11/15/04  1,000   1,072,840
 7.50%................................               02/15/05  1,100   1,156,155
 7.00%................................               07/15/06  1,000   1,021,470
                                                                     -----------
   TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $22,445,450)................                                22,619,747
                                                                     -----------
COMMERCIAL PAPER......................      6.8%
CHEMICALS.............................      2.3%
E.I. duPont de Nemours & Co.
 5.50%................................               06/17/97  1,000     997,555
                                                                     -----------
CONSUMER GOODS........................      2.2%
Procter & Gamble Co.
 5.50%................................               06/18/97  1,000     997,403
                                                                     -----------
FINANCE...............................      2.3%
Nestle Capital Corp.
 5.47%................................               06/18/97  1,000     997,417
                                                                     -----------
   TOTAL COMMERCIAL PAPER
    (Cost $2,992,375).................                                 2,992,375
                                                                     -----------

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                        INTERMEDIATE FIXED INCOME FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                  PERCENTAGE OF             PAR
                                   NET ASSETS   MATURITY   (000)      VALUE
                                  ------------- --------   -----      -----
REPURCHASE AGREEMENTS............       8.9%
GOLDMAN, SACHS & CO.
 (Agreement dated 5/30/97 to be
 repurchased at $1,959,814 col-
 lateralized by $1,595,000 (Value
 $2,011,807) U.S. Treasury Notes,
 11.125%, due 8/15/03)
  5.38%..........................               06/02/97 $   1,959 $ 1,958,936
MERRILL LYNCH GOVERNMENT SECURI-
 TIES, INC.
 (Agreement dated 5/30/97 to be
 repurchased at $1,959,819 col-
 lateralized by $1,975,000 (Value
 $2,000,760) U.S. Treasury Notes,
 6.125%, due 3/31/98)
  5.40%..........................               06/02/97     1,959   1,958,937
                                                                   -----------
   TOTAL REPURCHASE AGREEMENTS
    (Cost $3,917,873)............                                    3,917,873
                                                                   -----------
                                                         NUMBER OF
                                                          SHARES
                                                         ---------
INVESTMENT COMPANY...............       2.3%
Goldman Sachs Financial Square
 Prime Obligations Fund..........                        1,000,000   1,000,000
                                                                   -----------
   TOTAL INVESTMENT COMPANY
    (Cost $1,000,000)............                                    1,000,000
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $43,481,144*).............      99.0%                        43,423,670
OTHER ASSETS IN EXCESS OF
 LIABILITIES.....................       1.0%                           424,985
                                      -----                        -----------
NET ASSETS.......................     100.0%                       $43,848,655
                                      =====                        ===========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
 INSTITUTIONAL SHARES
  ($43,009,448 / 4,171,415)......                                       $10.31
                                                                        ======
 AFBA FIVE STAR SHARES
  ($839,207 / 81,256)............                                       $10.33
                                                                        ======

--------
 * Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

           Excess of value over tax cost.......... $ 372,639
           Excess of tax cost over value.......... $(430,113)

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997. These ratings are not cov-ered by the Report of Independent Accountants.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         MARYLAND TAX-EXEMPT BOND FUND
                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                        PERCENTAGE OF           PAR
                                         NET ASSETS   MATURITY (000)   VALUE
                                        ------------- -------- -----   -----
MARYLAND..............................      95.0%
Anne Arundel County, GO, Consolidated
 General Improvement
  5.30% (Aa1, AA+)....................                07/15/12 $400  $  392,500
Baltimore City, RB, (Waste Water
 Project), INS: FGIC
  5.50% (Aaa, AAA)....................                07/01/26  300     292,500
Baltimore County, GO, Metropolitan
 District
  6.125% (Aaa, AAA)...................                07/01/07  175     186,594
Baltimore County, GO, Refunding --
 Consolidated Public Improvement
  5.20% (Aaa, AAA)....................                04/01/09  400     401,500
  5.40% (Aaa, AAA)....................                10/15/12  250     250,000
Calvert County, PCRB, GTD: BGE
  5.55% (A2, A).......................                07/15/14  300     298,875
Charles County, GO, Consolidated
 Public Improvement, UT, INS: FGIC
  5.50% (Aaa, AAA)....................                01/01/06  230     238,050
Dorchester County, GO, Public
 Facilities, INS: MBIA
  5.875% (Aaa, AAA)...................                02/01/10  215     224,406
Harford County, GO, Public
 Improvement, UT
  5.60% (Aa, AA-).....................                09/01/06  325     337,187
Howard County, GO, Consolidated Public
 Improvement
  5.25% (Aaa, AA+)....................                08/15/09  400     405,000
  5.25% (Aaa, AA+)....................                08/15/12  250     249,688
Maryland Community Development
 Administration, RB, Multi Family
 Mortgage
  6.60% (Aa, NA)......................                05/15/12  145     151,344
Maryland Community Development
 Administration, RB, Single Family
 Mortgage
  6.55% (Aa, NA)......................                04/01/17  180     186,525
Maryland National Capital Park &
 Planning Commission-- Montgomery
 County, GO
  6.00% (Aaa, AAA)....................                07/01/06  150     159,938
Maryland National Capital Park &
 Planning Commission -- Prince
 George's County, GO
  5.15% (Aa, AA)......................                07/01/11  300     294,000
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 Johns Hopkins Hospital
  5.00% (Aa3, AA-)....................                07/01/23  300     275,250
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 Loyola College, INS: MBIA
  5.375% (Aaa, AAA)...................                10/01/26  500     486,875
Maryland State Health & Higher
 Educational Facilities Authority, RB,
 University of Maryland Medical
 System, INS: FGIC
  5.40% (Aaa, AAA)....................                07/01/07  300     306,000
Maryland State Stadium Authority, RB,
 (Ocean City Convention Center)
  5.375% (Aa, AA).....................                12/15/15  400     385,500
Maryland State Transportation
 Authority, RB
  5.75% (A1, A+)......................                07/01/15  350     350,875

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                         MARYLAND TAX-EXEMPT BOND FUND
                     STATEMENT OF NET ASSETS -- CONCLUDED
                                 MAY 31, 1997

                                   PERCENTAGE OF             PAR
                                    NET ASSETS   MATURITY   (000)     VALUE
                                   ------------- --------   -----     -----
MARYLAND -- CONTINUED
Maryland Water Quality Financing
 Administration, RB, Revolving
 Loan Fund
  5.50% (Aa, AA).................                09/01/11  $   200  $  201,500
  5.40% (Aa, AA).................                09/01/12      300     297,375
Montgomery County Revenue
 Authority, RB, Olney Indoor Swim
 Project
  5.25% (NA, AA-)................                10/01/12      250     245,625
Montgomery County, GO, Refunding
 -- Consolidated Public
 Improvement, UT
  5.80% (Aaa, AAA)...............                07/01/07      250     265,000
Montgomery County, RB, Housing
 Opportunity Community Housing
 Multi-Family (Avalon Knoll)
  5.70% (NA, AAA)................                07/01/10      150     151,500
Prince George's County, GO,
 Consolidated Public Improvement,
 INS: MBIA
  5.25% (Aaa, AAA)...............                03/15/15      400     394,000
Washington County, GO, Refunding
 -- Consolidated Public
 Improvement UT, INS: FGIC
  5.25% (Aaa, AAA)...............                01/01/06      200     205,750
Washington Suburban Sanitation
 District, GO, General
 Construction
  5.25% (Aa1, AA)................                06/01/16      250     246,562
                                                                    ----------
   TOTAL MUNICIPAL BONDS**
    (Cost $7,736,789)............                                    7,879,919
                                                                    ----------
                                                           NUMBER
                                                          OF SHARES
                                                          ---------
INVESTMENT COMPANIES.............        8.6%
Goldman Sachs Financial Square
 Tax-Free Money Market Fund......                          282,925     282,925
Municipal Fund for Temporary
 Investments -- MuniFund.........                          434,263     434,263
                                                                    ----------
   TOTAL INVESTMENT COMPANIES
    (Cost $717,188)..............                                      717,188
                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES
 (Cost $8,453,977*)..............      103.6%                        8,597,107
LIABILITIES IN EXCESS OF OTHER
 ASSETS..........................       (3.6)%                        (299,298)
                                       -----                        ----------
NET ASSETS (equivalent to $10.38
 per share based on 799,072
 shares outstanding).............      100.0%                       $8,297,809
                                       =====                        ==========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
  ($8,297,809 / 799,072).........                                       $10.38
                                                                    ==========

--------
 * Aggregate Cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

           Excess of value over tax cost........... $174,322
           Excess of tax cost over value........... $(31,192)

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997. These ratings are not cov-ered by the Report of Independent Accountants.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            INVESTMENT ABBREVIATIONS

             ADR  American Depository Receipt
             BAN  Bond Anticipation Notes
             COP  Certificates of Participation
             ETM  Escrowed to Maturity in U.S. Government Obligations
             FGIC Financial Guaranty Insurance Co.
             FRN  Floating Rate Notes
             GO   General Obligation
             GDR  Global Depository Receipt
             GTD  Guaranteed
             IDA  Industrial Development Authority
             INS  Insured
             LA   Liquidity Agreement
             LIC  Line of Credit
             LOC  Letter of Credit
             MB   Municipal Bonds
             MBIA Municipal Bond Investor Association
             MPB  Municipal Put Bonds
             PCR  Pollution Control Revenue
             PCRB Pollution Control Revenue Bonds
             RAN  Revenue Anticipation Notes
             RB   Revenue Bonds
             SPA  Standby Purchase Agreement
             TAN  Tax Anticipation Notes
             TECP Tax-Exempt Commercial Paper
             TRAN Tax and Revenue Anticipation Notes
             UT   Unlimited Tax
             VRDN Variable Rate Demand Notes

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1997

                             PRIME       GOVERNMENT    TAX-EXEMPT   TAX-EXEMPT
                          MONEY MARKET  MONEY MARKET  MONEY MARKET MONEY MARKET
                              FUND          FUND          FUND     FUND (TRUST)
                          ------------  ------------  ------------ ------------
INVESTMENT INCOME:
 Interest...............  $19,364,645   $16,325,192    $2,167,656   $1,710,288
                          -----------   -----------    ----------   ----------
EXPENSES:
 Investment advisory
  fees..................      894,393       758,420       155,526           --
 Administration fees....      447,197       379,210        77,763       61,732
 Accounting agent fees..      107,327        91,010        24,884       19,754
 Custodian fees.........       43,689        39,041        14,725       13,260
 Directors' fees........       17,274        14,188         3,031        2,493
 Transfer agent fees....       60,945        49,469        18,741       18,013
 Legal..................       68,544        57,019        11,451        9,498
 Audit..................       46,810        38,873         9,202        6,618
 Other..................       47,518        59,995        13,219        9,279
                          -----------   -----------    ----------   ----------
                            1,733,697     1,487,225       328,542      140,647
 Fees waived by
  Investment Adviser....      (35,776)      (60,674)      (12,442)          --
 Fees waived by
  Administrator.........     (159,565)     (122,069)      (48,595)     (31,999)
                          -----------   -----------    ----------   ----------
   TOTAL EXPENSES.......    1,538,356     1,304,482       267,505      108,648
                          -----------   -----------    ----------   ----------
NET INVESTMENT INCOME...   17,826,289    15,020,710     1,900,151    1,601,640
                          -----------   -----------    ----------   ----------
REALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain
  (loss) on investments
  sold..................        3,006        23,604            --         (478)
                          -----------   -----------    ----------   ----------
 Net gain (loss) on
  investments...........        3,006        23,604            --         (478)
                          -----------   -----------    ----------   ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $17,829,295   $15,044,314    $1,900,151   $1,601,162
                          ===========   ===========    ==========   ==========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1997

                                                        INTERMEDIATE  MARYLAND
                          VALUE EQUITY  INTERNATIONAL   FIXED INCOME TAX-EXEMPT
                              FUND       EQUITY FUND        FUND     BOND FUND
                          ------------  -------------   ------------ ----------
INVESTMENT INCOME:
 Interest...............  $   195,217    $  380,697      $2,794,747   $482,927
 Dividends..............    2,496,932     1,171,673(1)           --         --
                          -----------    ----------      ----------   --------
   TOTAL INVESTMENT
    INCOME..............    2,692,149     1,552,370       2,794,747    482,927
                          -----------    ----------      ----------   --------
EXPENSES:
 Investment advisory
  fees..................      717,042       615,841         154,692     44,777
 Administration fees....      149,384        96,225          55,247     11,194
 Accounting agent fees..       57,338        38,490          27,402      4,478
 Custodian fees.........       14,911        57,732          10,352      4,353
 Directors' fees........        5,119         3,622           2,128        513
 Transfer agent fees....       40,046        30,823          29,388     19,041
 Legal..................       22,935        15,080           8,707      1,731
 Audit..................       15,044        10,036           5,820      1,242
 Registration fees......       11,682         3,196           7,196      1,175
 Amortization of
  organizational costs..           --         4,844              --      6,799
 Pricing service fees...        2,008         5,956           6,612      4,388
 Other..................       35,418         8,280          25,588      1,162
                          -----------    ----------      ----------   --------
                            1,070,927       890,125         333,132    100,853
 Fees waived by
  Investment Advisers...     (175,151)      (44,785)        (60,993)   (41,084)
 Fees waived by
  Administrator.........      (20,468)      (37,049)         (4,871)   (10,592)
                          -----------    ----------      ----------   --------
   TOTAL EXPENSES.......      875,308       808,291         267,268     49,177
                          -----------    ----------      ----------   --------
NET INVESTMENT INCOME...    1,816,841       744,079       2,527,479    433,750
                          -----------    ----------      ----------   --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCY:
 Net realized gain
  (loss) from:
  Investments...........    4,813,430     1,033,246          93,259     66,313
  Foreign currency
   transactions.........           --      (179,212)             --         --
                          -----------    ----------      ----------   --------
                            4,813,430       854,034          93,259     66,313
                          -----------    ----------      ----------   --------
 Net unrealized
  appreciation
  (depreciation):
  Investments...........   27,165,348     5,756,432         418,032     89,553
  Translation of assets
   and liabilities in
   foreign currencies...           --        53,344              --         --
                          -----------    ----------      ----------   --------
                           27,165,348     5,809,776         418,032     89,553
                          -----------    ----------      ----------   --------
 Net gain (loss) on
  investments and
  foreign currency
  transactions..........   31,978,778     6,663,810         511,291    155,866
                          -----------    ----------      ----------   --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $33,795,619    $7,407,889      $3,038,770   $589,616
                          ===========    ==========      ==========   ========

--------
(1)Net of withholding taxes of $200,432

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                              PRIME         PRIME       GOVERNMENT    GOVERNMENT
                          MONEY MARKET   MONEY MARKET  MONEY MARKET  MONEY MARKET
                          FUND FOR THE   FUND FOR THE  FUND FOR THE  FUND FOR THE
                           YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                          MAY 31, 1997   MAY 31, 1996  MAY 31, 1997  MAY 31, 1996
                          -------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $ 17,826,289   $ 19,138,039  $ 15,020,710  $ 15,698,348
 Net gain (loss) on
  investments...........         3,006        (21,657)       23,604       (13,041)
                          ------------   ------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    17,829,295     19,116,382    15,044,314    15,685,307
                          ------------   ------------  ------------  ------------
Distributions to
 shareholders from net
 investment income
 ($.05, $.05, $.05, and
 $.05 per share,
 respectively)..........   (17,826,289)   (19,138,039)  (15,020,710)  (15,698,348)
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........    41,971,787    (55,159,078)   76,060,330       985,792
                          ------------   ------------  ------------  ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................    41,974,793    (55,180,735)   76,083,934       972,751
NET ASSETS:
 Beginning of period....   326,878,147    382,058,882   264,725,089   263,752,338
                          ------------   ------------  ------------  ------------
 End of period..........  $368,852,940   $326,878,147  $340,809,023  $264,725,089
                          ============   ============  ============  ============


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                           TAX-EXEMPT    TAX-EXEMPT      TAX-EXEMPT        TAX-EXEMPT
                          MONEY MARKET  MONEY MARKET  MONEY MARKET FUND MONEY MARKET FUND
                          FUND FOR THE  FUND FOR THE   (TRUST) FOR THE   (TRUST) FOR THE
                           YEAR ENDED    YEAR ENDED      YEAR ENDED        YEAR ENDED
                          MAY 31, 1997  MAY 31, 1996    MAY 31, 1997      MAY 31, 1996
                          ------------  ------------  ----------------- -----------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $ 1,900,151   $ 2,182,206      $ 1,601,640       $ 1,771,291
 Net gain (loss) on
  investments...........           --        (3,901)            (478)            3,228
                          -----------   -----------      -----------       -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    1,900,151     2,178,305        1,601,162         1,774,519
                          -----------   -----------      -----------       -----------
Distributions to
 shareholders from:
 Net investment income
  ($.03, $.03, $.03, and
  $.03 per share,
  respectively).........   (1,900,151)   (2,182,206)      (1,601,640)       (1,771,291)
 Net realized capital
  gains.................           --            --           (1,823)               --
                          -----------   -----------      -----------       -----------
  Total distributions to
   shareholders.........   (1,900,151)   (2,182,206)      (1,603,463)       (1,771,291)
                          -----------   -----------      -----------       -----------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........   29,355,131   (18,959,016)       3,004,770        (8,505,165)
                          -----------   -----------      -----------       -----------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................   29,355,131   (18,962,917)       3,002,469        (8,501,937)
NET ASSETS:
 Beginning of period....   50,136,762    69,099,679       46,541,281        55,043,218
                          -----------   -----------      -----------       -----------
 End of period..........  $79,491,893   $50,136,762      $49,543,750       $46,541,281
                          ===========   ===========      ===========       ===========


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                             VALUE         VALUE      INTERNATIONAL INTERNATIONAL
                          EQUITY FUND   EQUITY FUND    EQUITY FUND   EQUITY FUND
                            FOR THE       FOR THE        FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          MAY 31, 1997  MAY 31, 1996  MAY 31, 1997  MAY 31, 1996
                          ------------  ------------  ------------- -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income..  $  1,816,841  $  2,385,328   $   744,079  $    571,924
 Net realized gain
  (loss) on investments
  and foreign currency..     4,813,430     3,132,449       854,034     3,847,509
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) on
  investments and
  translation of assets
  and liabilites in
  foreign currency......    27,165,348    10,331,201     5,809,776     5,171,412
                          ------------  ------------   -----------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    33,795,619    15,848,978     7,407,889     9,590,845
                          ------------  ------------   -----------  ------------
Distributions to
 shareholders from:
 Net investment income
  Institutional Class
   ($.25, $.35, $.24,
   and $.07 per share,
   respectively)........    (1,864,057)   (2,496,063)   (1,565,408)     (430,777)
  AFBA Five Star Class
   ($.21 and $.10 per
   share,
   respectively)........       (14,126)         (375)
 Net realized capital
  gains
  Institutional Class
   ($.50, $.71, $.24,
   and $.66 per share,
   respectively)........    (3,679,018)   (4,969,957)   (1,379,819)   (3,866,820)
  AFBA Five Star Class
   ($.50 and $.00 per
   share,
   respectively)........       (43,603)           --
                          ------------  ------------   -----------  ------------
   Total distributions
    to shareholders.....    (5,600,804)   (7,466,395)   (2,945,227)   (4,297,597)
                          ------------  ------------   -----------  ------------
Capital Share
 Transactions:
 Proceeds of shares sold
  Institutional Class...    25,654,867    23,438,948    11,703,559    12,630,589
  AFBA Five Star Class..     1,121,207       316,761
 Cost of shares redeemed
  Institutional Class...   (21,862,834)  (20,452,056)   (9,029,741)  (12,076,799)
  AFBA Five Star Class..       (43,474)         (100)
 Value of shares issued
  in reinvestment
  of dividends
  Institutional Class...     3,559,863     4,599,394       500,517       656,985
  AFBA Five Star Class..        57,462           369
                          ------------  ------------   -----------  ------------
Increase (decrease) in
 net assets derived from
 capital share
 transactions...........     8,487,091     7,903,316     3,174,335     1,210,775
                          ------------  ------------   -----------  ------------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS.............    36,681,906    16,285,899     7,636,997     6,504,023
NET ASSETS:
 Beginning of period....   107,563,288    91,277,389    75,676,346    69,172,323
                          ------------  ------------   -----------  ------------
 End of period..........  $144,245,194  $107,563,288   $83,313,343  $ 75,676,346
                          ============  ============   ===========  ============

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                           INTERMEDIATE  INTERMEDIATE    MARYLAND      MARYLAND
                              FIXED         FIXED       TAX-EXEMPT    TAX-EXEMPT
                           INCOME FUND   INCOME FUND    BOND FUND     BOND FUND
                             FOR THE       FOR THE       FOR THE       FOR THE
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           MAY 31, 1997  MAY 31, 1996  MAY 31, 1997  MAY 31, 1996
                           ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income...  $  2,527,479  $  2,448,392  $   433,750   $   544,193
 Net realized gain (loss)
  on investments.........        93,259       (58,107)      66,313       163,201
 Net unrealized gain
  (loss) on investments..       418,032    (1,034,652)      89,553      (330,070)
                           ------------  ------------  -----------   -----------
 Net increase (decrease)
  in net assets resulting
  from operations........     3,038,770     1,355,633      589,616       377,324
                           ------------  ------------  -----------   -----------
Distributions to
 shareholders from:
 Net investment income
  Institutional Class
   ($.59, $.59, $.50, and
   $.49 per share,
   respectively).........    (2,489,799)   (2,444,640)    (433,750)     (544,193)
  AFBA Five Star Class
   ($.55 and $.28 per
   share, respectively)..       (37,680)       (3,752)
                           ------------  ------------  -----------   -----------
   Total distributions to
    shareholders.........    (2,527,479)   (2,448,392)    (433,750)     (544,193)
                           ------------  ------------  -----------   -----------
Capital Share
 Transactions:
 Proceeds of shares sold
  Institutional Class....     8,581,841    12,256,511      946,151     1,203,881
  AFBA Five Star Class...       469,598       354,044
 Cost of shares redeemed
  Institutional Class....   (11,437,189)  (12,858,524)  (3,115,604)   (3,368,450)
  AFBA Five Star Class...       (13,985)       (2,093)
 Value of shares issued
  in reinvestment
  of dividends
  Institutional Class....     1,258,860     1,138,177      125,579       157,194
  AFBA Five Star Class...        30,173           949
                           ------------  ------------  -----------   -----------
Increase (decrease) in
 net assets derived from
 capital share
 transactions............    (1,110,702)      889,064   (2,043,874)   (2,007,375)
                           ------------  ------------  -----------   -----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS...........      (599,411)     (203,695)  (1,888,008)   (2,174,244)
NET ASSETS:
 Beginning of period.....    44,448,066    44,651,761   10,185,817    12,360,061
                           ------------  ------------  -----------   -----------
 End of period...........  $ 43,848,655  $ 44,448,066  $ 8,297,809   $10,185,817
                           ============  ============  ===========   ===========

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                              PRIME MONEY MARKET FUND
                          ------------------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993
                          ------------   ------------   ------------   ------------   ------------
Net Asset Value,
 Beginning of Period....    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            --------       --------       --------       --------       --------
Income From Investment
 Operations:
 Net Investment Income..      0.0498         0.0532         0.0491         0.0296         0.0297
                            --------       --------       --------       --------       --------
   Total From Investment
    Operations..........      0.0498         0.0532         0.0491         0.0296         0.0297
                            --------       --------       --------       --------       --------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....     (0.0498)       (0.0532)       (0.0491)       (0.0296)       (0.0297)
                            --------       --------       --------       --------       --------
   Total Distributions..     (0.0498)       (0.0532)       (0.0491)       (0.0296)       (0.0297)
                            --------       --------       --------       --------       --------
Net Asset Value, End of
 Period.................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            ========       ========       ========       ========       ========
----------------------------------------------------------------------------------------------------
Total Return............        5.10%          5.45%          5.02%          3.00%          3.01%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $368,853       $326,878       $382,059       $346,694       $432,415
 Ratio of Expenses to
  Average Net Assets....        0.43%(1)       0.43%(1)       0.43%(1)       0.38%(1)       0.37%(1)
 Ratio of Net Income to
  Average Net Assets....        4.98%          5.33%          4.92%          2.95%          2.96%

--------
(1) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31,1997, May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993 would have been 0.48%,
    0.48%, 0.48%, 0.47%, and 0.43%, respectively.


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            GOVERNMENT MONEY MARKET FUND
                          ------------------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993
                          ------------   ------------   ------------   ------------   ------------
Net Asset Value,
 Beginning of Period....    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            --------       --------       --------       --------       --------
Income From Investment
 Operations:
 Net Investment Income..      0.0495         0.0526         0.0485         0.0294         0.0293
                            --------       --------       --------       --------       --------
   Total From Investment
    Operations..........      0.0495         0.0526         0.0485         0.0294         0.0293
                            --------       --------       --------       --------       --------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....     (0.0495)       (0.0526)       (0.0485)       (0.0294)       (0.0293)
                            --------       --------       --------       --------       --------
   Total Distributions..     (0.0495)       (0.0526)       (0.0485)       (0.0294)       (0.0293)
                            --------       --------       --------       --------       --------
Net Asset Value, End of
 Period.................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            ========       ========       ========       ========       ========
----------------------------------------------------------------------------------------------------
Total Return............        5.06%          5.39%          4.95%          2.98%          2.97%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $340,809       $264,725       $263,752       $273,790       $255,637
 Ratio of Expenses to
  Average
  Net Assets............        0.43%(1)       0.43%(1)       0.43%(1)       0.38%(1)       0.37%(1)
 Ratio of Net Income to
  Average Net Assets....        4.95%          5.27%          4.85%          2.94%          2.93%

--------
(1) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997, May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993, would have been 0.49%,
    0.48%, 0.48%, 0.47%, and 0.44%, respectively.


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            TAX-EXEMPT MONEY MARKET FUND
                          ------------------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993
                          ------------   ------------   ------------   ------------   ------------
Net Asset Value,
 Beginning of Period....    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            --------       --------       --------       --------       --------
Income From Investment
 Operations:
 Net Investment Income..      0.0304         0.0321         0.0303         0.0202         0.0217
 Net Realized Gain on
  Investments...........          --             --             --         0.0004             --
                            --------       --------       --------       --------       --------
   Total From Investment
    Operations..........      0.0304         0.0321         0.0303         0.0206         0.0217
                            --------       --------       --------       --------       --------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....     (0.0304)       (0.0321)       (0.0303)       (0.0202)       (0.0217)
 Distributions to
  Shareholders from Net
  Capital Gains.........          --             --             --        (0.0004)            --
                            --------       --------       --------       --------       --------
   Total Distributions..     (0.0304)       (0.0321)       (0.0303)       (0.0206)       (0.0217)
                            --------       --------       --------       --------       --------
Net Asset Value, End of
 Period.................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            ========       ========       ========       ========       ========
----------------------------------------------------------------------------------------------------
Total Return............        3.09%          3.26%          3.08%          2.08%          2.19%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $ 79,492       $ 50,137       $ 69,100       $ 82,222       $ 81,838
 Ratio of Expenses to
  Average Net Assets....        0.43%(1)       0.43%(1)       0.43%(1)       0.38%(1)       0.37%(1)
 Ratio of Net Income to
  Average Net Assets....        3.05%          3.22%          3.01%          2.02%          2.16%

--------
(1) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997, May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993 would have been 0.53%,
    0.51%, 0.52%, 0.50%, and 0.44%, respectively.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                        TAX-EXEMPT MONEY MARKET FUND (TRUST)
                          ------------------------------------------------------------------------
                                                FOR THE YEARS ENDED
                          MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993
                          ------------   ------------   ------------   ------------   ------------
Net Asset Value,
 Beginning of Period....    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            --------       --------       --------       --------       --------
Income From Investment
 Operations:
 Net Investment Income..      0.0325         0.0340         0.0320         0.0219         0.0238
 Net Realized Gain on
  Investments...........          --             --             --         0.0003             --
                            --------       --------       --------       --------       --------
   Total From Investment
    Operations..........      0.0325         0.0340         0.0320         0.0222         0.0238
                            --------       --------       --------       --------       --------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....     (0.0325)       (0.0340)       (0.0320)       (0.0219)       (0.0238)
 Distributions to
  Shareholders from Net
  Capital Gains.........          --             --             --        (0.0003)            --
                            --------       --------       --------       --------       --------
   Total Distributions..     (0.0325)       (0.0340)       (0.0320)       (0.0222)       (0.0238)
                            --------       --------       --------       --------       --------
Net Asset Value, End of
 Period.................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                            ========       ========       ========       ========       ========
----------------------------------------------------------------------------------------------------
Total Return............        3.30%          3.45%          3.25%          2.24%          2.40%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $ 49,544       $ 46,541       $ 55,043       $ 73,230       $ 55,975
 Ratio of Expenses to
  Average Net Assets....        0.22%(1)       0.22%(1)       0.22%(1)       0.20%(1)       0.20%(1)
 Ratio of Net Income to
  Average Net Assets....        3.24%          3.40%          3.14%          2.19%          2.38%

--------
(1) Without the waiver of administration fees, the ratio of expenses to aver-age net assets for the years ended May 31, 1997, May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993 would have been 0.28%, 0.27%, 0.28%,
    0.26%, and 0.21%, respectively.


                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               VALUE EQUITY FUND
                       -------------------------------------------------------------------------------------------------------------
                                             INSTITUTIONAL SHARES                                      AFBA FIVE STAR SHARES
                       -----------------------------------------------------------------------   -----------------------------------
                                                                                                   FOR THE         FOR THE PERIOD
                                             FOR THE YEARS ENDED                                  YEAR ENDED    DECEMBER 31, 1995(1)
                       MAY 31, 1997  MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993   MAY 31, 1997     TO MAY 31, 1996
                       ------------  ------------   ------------   ------------   ------------   ------------   --------------------
Net Asset Value,
 Beginning of Period...  $  14.58      $  13.42       $ 12.14        $ 12.39        $ 11.36        $ 14.56             $13.61
                         --------      --------       -------        -------        -------        -------             ------
Income From Investment
 Operations:
 Net Investment
  Income...............      0.74          0.33          0.35           0.29           0.29           0.62               0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments..........      3.68          1.89          1.55          (0.18)          1.13           3.75               0.91
                         --------      --------       -------        -------        -------        -------             ------
   Total From
    Investment
    Operations.........      4.42          2.22          1.90           0.11           1.42           4.37               1.05
                         --------      --------       -------        -------        -------        -------             ------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income....     (0.25)        (0.35)        (0.34)         (0.28)         (0.30)         (0.21)             (0.10)
 Distributions to
  Shareholders from Net
  Capital Gains........     (0.50)        (0.71)        (0.28)         (0.08)         (0.09)         (0.50)              0.00
                         --------      --------       -------        -------        -------        -------             ------
   Total
    Distributions......     (0.75)        (1.06)        (0.62)         (0.36)         (0.39)         (0.71)             (0.10)
                         --------      --------       -------        -------        -------        -------             ------
Net Asset Value, End of
 Period................  $  18.25      $  14.58       $ 13.42        $ 12.14        $ 12.39        $ 18.22             $14.56
                         ========      ========       =======        =======        =======        =======             ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return...........     31.26%        17.24%        16.22%          0.87%         12.87%         30.92%              7.72%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
 Net Assets, End of
  Period (000).........  $142,452      $107,233       $91,277        $53,240        $46,754        $ 1,793             $  330
 Ratio of Expenses to
  Average Net Assets...     0.73%(2)       0.73%(2)      0.73%(2)       0.68%(2)       0.68%(2)       0.98%(3)           0.98%(3)(4)
 Ratio of Net Income to
  Average Net Assets...      1.52%         2.38%         2.99%          2.41%          2.68%          1.74%              2.36%(4)
Portfolio turnover
 rate..................     27.10%        45.15%        33.26%         61.16%         11.99%         27.10%             45.15%
Average commission rate
 paid(5)...............   $0.0625                                                                  $0.0625

--------
(1)Commencement of public offering.
(2) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997. May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993, would have been 0.89%,
    0.89%, 0.89%, 0.87%, and 0.88%, respectively.
(3) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the year ended May 31, 1997 and the pe-riod ended May 31, 1996 would have been 1.15% and 1.15%, (annualized), re-spectively.
(4) Annualized.
(5) Average commission rate paid on securities purchased and sold. Disclosure is required for fiscal years beginning on or after September 1, 1995.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                        INTERNATIONAL EQUITY FUND
                          ------------------------------------------------------------
                                                                       FOR THE PERIOD
                                   FOR THE YEARS ENDED                 JULY 2, 1993(1)
                          MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   TO MAY 31, 1994
                          ------------   ------------   ------------   ---------------
Net Asset Value,
 Beginning of Period....    $ 12.47        $ 11.60        $ 11.81          $ 10.00
                            -------        -------        -------          -------
Income From Investment
 Operations:
 Net Investment Income..       0.31           0.09           0.03             0.08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Foreign Currency......       0.88           1.51           0.08             1.81
                            -------        -------        -------          -------
    Total From
     Investment
     Operations.........       1.19           1.60           0.11             1.89
                            -------        -------        -------          -------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....      (0.24)         (0.07)         (0.04)           (0.07)
 Distributions to
  Shareholders from Net
  Capital Gains.........      (0.24)         (0.66)         (0.28)           (0.01)
                            -------        -------        -------          -------
    Total
     Distributions......      (0.48)         (0.73)         (0.32)           (0.08)
                            -------        -------        -------          -------
Net Asset Value, End of
 Period.................    $ 13.18        $ 12.47        $ 11.60          $ 11.81
                            =======        =======        =======          =======
-----------------------------------------------------------------------------------------
Total Return............       9.81%         14.27%          0.82%           18.98%
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........    $83,313        $75,676        $69,172          $47,472
 Ratio of Expenses to
  Average Net Assets....       1.05%(2)       1.05%(2)       1.05%(2)         1.00%(2)(3)
 Ratio of Net Income to
  Average Net Assets....       0.97%          0.78%          0.06%            0.82%(3)
Portfolio turnover
 rate...................      74.15%         53.58%         42.15%           39.49%
Average commission rate
 paid(4)................    $0.0164

--------
(1)Commencement of operations.
(2) Without the waiver of advisory fees and administration fees, the annualized ratio of expenses to average net assets for the years ended May 31, 1997, May 31, 1996, and May 31, 1995 and the period ended May 31, 1994 would have been 1.16%, 1.17%, 1.16%, and 1.20%, respectively.
(3) Annualized.
(4) Average commission rate paid on securities purchased and sold. Disclosure is required for fiscal years beginning on or after September 1, 1995.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         INTERMEDIATE FIXED INCOME FUND
                        ------------------------------------------------------------------------------------------------------------
                                              INSTITUTIONAL SHARES                                      AFBA FIVE STAR SHARES
                        ------------------------------------------------------------------------   ---------------------------------
                                                                                                     FOR THE       FOR THE PERIOD
                                              FOR THE YEARS ENDED                                   YEAR ENDED   DECEMBER 1, 1995(1)
                        MAY 31, 1997   MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   MAY 31, 1993   MAY 31, 1997    TO MAY 31, 1996
                        ------------   ------------   ------------   ------------   ------------   ------------  -------------------
Net Asset Value,
 Beginning of Period....  $ 10.19        $ 10.43        $ 10.10        $ 10.55        $ 10.31         $10.20           $10.61
                          -------        -------        -------        -------        -------         ------           ------
Income From Investment
 Operations:
 Net Investment Income..     0.59           0.59           0.56           0.50           0.56           0.55             0.28
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     0.12          (0.24)          0.33          (0.39)          0.24           0.13            (0.41)
                          -------        -------        -------        -------        -------         ------           ------
   Total From Investment
    Operations..........     0.71           0.35           0.89           0.11           0.80           0.68            (0.13)
                          -------        -------        -------        -------        -------         ------           ------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....    (0.59)         (0.59)         (0.56)         (0.50)         (0.56)         (0.55)           (0.28)
 Distributions to
  Shareholders from Net
  Capital Gains.........       --             --             --          (0.06)            --             --               --
                          -------        -------        -------        -------        -------         ------           ------
   Total Distributions..    (0.59)         (0.59)         (0.56)         (0.56)         (0.56)         (0.55)           (0.28)
                          -------        -------        -------        -------        -------         ------           ------
Net Asset Value, End of
 Period.................  $ 10.31        $ 10.19        $ 10.43        $ 10.10        $ 10.55         $10.33           $10.20
                          =======        =======        =======        =======        =======         ======           ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Return............     7.12%          3.38%          9.13%          0.94%          7.94%          6.80%           (1.23)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........  $43,010        $44,102        $44,652        $35,008        $28,078         $  839           $  346
 Ratio of Expenses to
  Average Net Assets....     0.60%(2)       0.60%(2)       0.60%(2)       0.55%(2)       0.55%(2)       0.90%(3)         0.90%(3)(4)
 Ratio of Net Income to
  Average Net Assets....     5.72%          5.66%          5.56%          4.75%          5.32%          5.43%            5.50%(4)
Portfolio turnover
 rate...................    20.92%         52.79%         22.01%         48.58%         12.29%         20.92%           52.79%

--------
(1) Commencement of public offering.
(2) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997, May 31, 1996, May 31, 1995, May 31, 1994, and May 31, 1993 would have been 0.75%,
    0.72%, 0.70%, 0.66%, and 0.64%, respectively.
(3) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the year ended May 31, 1997 and the pe-riod ended May 31, 1996 would have been 1.05% and 1.06%, (annualized), re-spectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

                             M.S.D.&T. FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                             MARYLAND TAX-EXEMPT BOND FUND
                          --------------------------------------------------------------------------
                                                                                     FOR THE PERIOD
                                          FOR THE YEARS ENDED                        JUNE 2, 1992(1)
                          MAY 31, 1997  MAY 31, 1996   MAY 31, 1995   MAY 31, 1994   TO MAY 31, 1993
                          ------------  ------------   ------------   ------------   ---------------
Net Asset Value,
 Beginning of Period....     $10.20       $ 10.40        $ 10.25        $ 10.55          $ 10.00
                             ------       -------        -------        -------          -------
Income From Investment
 Operations:
 Net Investment Income..       0.50          0.49           0.49           0.50             0.48
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       0.18         (0.20)          0.15          (0.28)            0.55
                             ------       -------        -------        -------          -------
   Total From Investment
    Operations..........       0.68          0.29           0.64           0.22             1.03
                             ------       -------        -------        -------          -------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....      (0.50)        (0.49)         (0.49)         (0.50)           (0.48)
 Distributions to
  Shareholders from Net
  Capital Gains.........         --            --             --          (0.02)              --
                             ------       -------        -------        -------          -------
   Total Distributions..      (0.50)        (0.49)         (0.49)         (0.52)           (0.48)
                             ------       -------        -------        -------          -------
Net Asset Value, End of
 Period.................     $10.38       $ 10.20        $ 10.40        $ 10.25          $ 10.55
                             ======       =======        =======        =======          =======
-------------------------------------------------------------------------------------------------------
Total Return............       6.80%         2.84%          6.48%          1.99%           10.59%(3)
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net Assets, End of
  Period (000)..........     $8,298       $10,186        $12,360        $20,008          $15,707
 Ratio of Expenses to
  Average Net Assets....       0.55%(2)      0.62%(2)       0.62%(2)       0.55%(2)         0.55%(2)(3)
 Ratio of Net Income to
  Average Net Assets....       4.84%         4.74%          4.83%          4.66%            4.78%(3)
Portfolio turnover
 rate...................      28.11%        20.58%         36.80%         33.89%           17.59%

--------
(1) Commencement of operations.
(2) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1997, May 31, 1996, May 31, 1995 and May 31, 1994 and the period ended May 31, 1993 would have been 1.13%, 1.04%, 0.97%, 0.86%, and 0.94%, (annualized), re-
    spectively.
(3) Annualized.

                See Accompanying Notes to Financial Statements.

                            M.S.D. & T. FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.SIGNIFICANT ACCOUNTING POLICIES

  M.S.D. & T. Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of In-corporation of the Company authorize the Board of Directors to issue up to ten billion shares, having a par value of $.001 per share. The Company is a series fund which is currently issues ten classes of common stock, which represent interests in eight investment portfolios: the Prime Money Market Fund (Class
A), the Government Money Market Fund (Class B), the Tax-Exempt Money Market Fund (Class C), the Tax-Exempt Money Market Fund (Trust) (Class D), the Value Equity Fund (Class E and Class E--Special Series 1), the Intermediate Fixed Income Fund (Class F and Class F--Special Series 1), the Maryland Tax-Exempt Bond Fund (Class G) and the International Equity Fund (Class H)-(the "Funds"). Class E shares (Institutional Shares) and Class E--Special Series 1 shares (AFBA Five Star Shares) of the Value Equity Fund and Class F shares (Institu-tional Shares) and Class F--Special Series 1 shares (AFBA Five Star Shares) of the Intermediate Fixed Income Fund represent equal pro rata interests in the respective Fund and bear the same fees and expenses, except that AFBA Five Star Shares of a Fund bear the fees that are payable under a Service Plan (the "Service Plan") adopted by the Board of Directors and each class bears certain class specific expenses.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

  A) Security Valuation: Investment securities held by the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund and Tax-Exempt Money Market Fund (Trust) (the "Money Market Funds") are val-ued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company's Board of Directors in an attempt to avoid dilu-tion or other unfair results to shareholders. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

    Investments held by the Value Equity Fund, International Equity Fund, Intermediate Fixed Income Fund and Maryland Tax-Exempt Bond Fund are valued at market value or, in the absence of a market value with re-spect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
1.SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

    no sales during the day, at the current quoted bid price. Portfolio se-curities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective ex-changes, provided that if such securities are not traded on the valua-tion date, they will be valued at the preceding closing values and pro-vided further, that when an occurrence subsequent to the time of valua-tion is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and asked prices provided by investment dealers. Short-term invest-ments with maturities of 60 days or less are valued at amortized cost which approximates fair value. The net asset value per share of the Value Equity Fund, International Equity Fund, Intermediate Fixed Income Fund and Maryland Tax-Exempt Bond Fund will fluctuate as the values of their respective investment portfolios change.

  B) Security Transactions and Investment Income: Security transactions are accounted for on the trade date. The cost of investments sold is deter-mined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative net assets. The investment income and expenses of each of the Value Equity Fund and Intermediate Fixed Income Fund (other than the ex-penses incurred under the Service Plan and class specific expenses) and realized and unrealized gains and losses on the investments of each such Fund are allocated to the separate classes of shares of each such Fund based upon their relative net asset value on the date income and real-ized gains and losses are earned or expenses and unrealized gains and losses are incurred.

  C) Dividends and Distributions to Shareholders: Dividends from net invest-ment income are declared daily and paid monthly to shareholders of the Money Market Funds, Intermediate Fixed Income Fund and Maryland Tax-Ex-empt Bond Fund; are declared and paid quarterly to shareholders of the Value Equity Fund; and are declared and paid semi-annually to sharehold-ers of the International Equity Fund. Any net realized capital gains are distributed annually.

    Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

  D) Federal Income Taxes: Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regu-lated investment companies under the

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
1.SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

     Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no pro-vision has been recorded for Federal income or excise taxes.

    Under current tax law, capital losses and foreign currency losses real-ized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following losses will be treated as arising on the first day of fiscal year ended May 31, 1997:

                                               CAPITAL LOSSES FOREIGN CURRENCY
                                                  DEFERRED    LOSSES DEFERRED
                                               -------------- ----------------
      Tax-Exempt Money Market Fund (Trust)....      $478               --
      International Equity Fund...............        --          $69,977

  E) Repurchase Agreements: The Prime Money Market Fund, Government Money Market Fund, Value Equity Fund, International Equity Fund, Intermediate Fixed Income Fund and Maryland Tax-Exempt Bond Fund may agree to pur-chase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agree-ments may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the re-purchase agreement at not less than the repurchase price (including ac-crued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily.

  F) Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respec-tive period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The International Equity Fund does not isolate that portion of the re-sults of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  G) Forward Foreign Currency Contracts: The International Equity Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctua-tions in the underlying prices of the securities, but merely establish an exchange rate at a future date.

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
1.SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

     Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

  H) International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic insta-bility, foreign taxation and/or differences in auditing and other finan-cial standards.

2. INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

  Mercantile-Safe Deposit and Trust Company ("Mercantile") provides investment advisory and administration services to each Fund pursuant to Investment Advi-sory Agreements and an Administration Agreement. For its services as Adviser, Mercantile receives an advisory fee computed daily and payable monthly at an annual rate of .25% of the average daily net assets of each of the Prime Money Market Fund, Government Money Market Fund, and Tax-Exempt Money Market Fund;
 .60% of the average daily net assets of the Value Equity Fund; .80% of the av-erage daily net assets of the International Equity Fund (.45% of which fee Mercantile pays to CastleInternational Asset Management Limited as sub-advis-
er); .35% of the average daily net assets of the Intermediate Fixed Income Fund; and .50% of the average daily net assets of the Maryland Tax-Exempt Bond Fund. For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the aver-age daily net assets of each Fund. Mercantile may, at its discretion, volun-tarily waive any portion of its advisory fee or its administration fee for any Fund. Mercantile does not receive a fee for advisory services provided to the Tax-Exempt Money Market Fund (Trust).

  Under the Service Plan with respect to AFBA Five Star Shares, institutions ("Service Organizations") agree to provide support service to their clients who are the beneficial owners of AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds. For these services, the Funds agree to pay the Service Organizations an annual rate of .25% of the average daily net as-sets of each Fund's outstanding AFBA Five Star Shares.

  Shares in each Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services ("the Distributor"). The Dis-tributor receives no fee for these services.

  Each director of the Company receives from the Company an annual fee of $3,500 and a fee of $1,625 for each Board meeting attended and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. Officers of the Company do not receive compensation from the Company for serving as offi-cers. No person who is a director, officer or employee of the Adviser serves as a director, officer or employee of the Company. During the year ended May 31, 1997, the Funds paid legal fees to a law firm, a partner of which serves as Secretary of the Company.

                             M.S.D.&T. FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

3.NET ASSETS

  At May 31, 1997, net assets consisted of the following:

                              PRIME       GOVERNMENT     TAX-EXEMPT    TAX-EXEMPT
                           MONEY MARKET  MONEY MARKET   MONEY MARKET  MONEY MARKET
                               FUND          FUND           FUND      FUND (TRUST)
                           ------------  ------------   ------------  ------------
Capital Paid-In..........  $368,932,216  $340,935,287   $79,498,459   $49,544,228
Accumulated Realized Gain
 (Loss) on Investments...       (79,276)     (126,264)       (6,566)         (478)
                           ------------  ------------   -----------   -----------
                           $368,852,940  $340,809,023   $79,491,893   $49,543,750
                           ============  ============   ===========   ===========
                              VALUE      INTERNATIONAL  INTERMEDIATE    MARYLAND
                              EQUITY        EQUITY      FIXED INCOME   TAX-EXEMPT
                               FUND          FUND           FUND       BOND FUND
                              ------     -------------  ------------   ----------
Capital Paid-In
 Institutional Class.....  $ 94,213,205  $ 70,903,672   $43,142,304   $ 8,719,647
 AFBA Five Star Class....     1,452,225            --       838,686            --
Accumulated Realized Gain
 (Loss) on Investments...     1,889,447       391,814       (79,690)     (564,968)
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments and Foreign
 Currency................    46,367,853    12,003,380       (57,474)      143,130
Undistributed Net
 Investment Income.......       322,464        14,477         4,829            --
                           ------------  ------------   -----------   -----------
                           $144,245,194  $ 83,313,343   $43,848,655   $ 8,297,809
                           ============  ============   ===========   ===========

4.CAPITAL STOCK

  Transactions in shares of the Company are summarized as follows:

                           PRIME MONEY MARKET FUND     GOVERNMENT MONEY MARKET FUND
                         ----------------------------  -------------------------------
                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                             ENDED          ENDED           ENDED           ENDED
                          MAY 31, 1997   MAY 31, 1996   MAY 31, 1997    MAY 31, 1996
                          ------------   ------------   ------------    ------------
Shares Sold.............  1,174,068,226   434,185,717    1,219,474,458    546,351,190
Shares Redeemed......... (1,132,965,297) (490,322,690)  (1,143,857,569)  (545,573,787)
Shares Reinvested.......        868,858       977,895          443,441        208,389
                         --------------  ------------  ---------------  -------------
Net Increase (Decrease)
 in Shares..............     41,971,787   (55,159,078)      76,060,330        985,792
Shares Outstanding:
 Beginning of Period....    326,960,429   382,119,507      264,874,957    263,889,165
                         --------------  ------------  ---------------  -------------
 End of Period..........    368,932,216   326,960,429      340,935,287    264,874,957
                         ==============  ============  ===============  =============

                             M.S.D.&T. FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
4.CAPITAL STOCK -- CONTINUED

                                TAX-EXEMPT                   TAX-EXEMPT
                             MONEY MARKET FUND        MONEY MARKET FUND (TRUST)
                         --------------------------  ----------------------------
                         FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR
                            ENDED         ENDED         ENDED          ENDED
                         MAY 31, 1997  MAY 31, 1996  MAY 31, 1997   MAY 31, 1996
                         ------------  ------------  ------------   ------------
Shares Sold.............  290,334,386    98,464,935   174,863,800    43,529,526
Shares Redeemed......... (260,981,502) (117,428,168) (171,859,030)  (52,034,691)
Shares Reinvested.......        2,247         4,217            --            --
                         ------------  ------------  ------------   -----------
Net Increase (Decrease)
 in Shares..............   29,355,131   (18,959,016)    3,004,770    (8,505,165)
Shares Outstanding:
 Beginning of Period....   50,143,328    69,102,344    46,539,458    55,044,623
                         ------------  ------------  ------------   -----------
 End of Period..........   79,498,459    50,143,328    49,544,228    46,539,458
                         ============  ============  ============   ===========
                                           VALUE EQUITY FUND
                         --------------------------------------------------------
                           INSTITUTIONAL SHARES         AFBA FIVE STAR SHARES
                         --------------------------  ----------------------------
                         FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE PERIOD
                            ENDED         ENDED         ENDED          ENDED
                         MAY 31, 1997  MAY 31, 1996  MAY 31, 1997   MAY 31, 1996
                         ------------  ------------  ------------  --------------
Shares Sold.............    1,687,124     1,678,924        74,788        22,663
Shares Redeemed.........   (1,464,735)   (1,459,804)       (2,711)           (7)
Shares Reinvested.......      226,513       335,598         3,642            25
                         ------------  ------------  ------------   -----------
Net Increase (Decrease)
 in Shares..............      448,902       554,718        75,719        22,681
Shares Outstanding:
 Beginning of Period....    7,356,638     6,801,920        22,681            --
                         ------------  ------------  ------------   -----------
 End of Period..........    7,805,540     7,356,638        98,400        22,681
                         ============  ============  ============   ===========
                         INTERNATIONAL EQUITY FUND
                         --------------------------
                         FOR THE YEAR  FOR THE YEAR
                            ENDED         ENDED
                         MAY 31, 1997  MAY 31, 1996
                         ------------  ------------
Shares Sold.............      840,256     1,059,437
Shares Redeemed.........     (626,614)   (1,009,713)
Shares Reinvested.......       40,514        55,904
                         ------------  ------------
Net Increase (Decrease)
 in Shares..............      254,156       105,628
Shares Outstanding:
 Beginning of Period....    6,066,282     5,960,654
                         ------------  ------------
 End of Period..........    6,320,438     6,066,282
                         ============  ============

                             M.S.D.&T. FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
4.CAPITAL STOCK -- CONTINUED

                                    INTERMEDIATE FIXED INCOME FUND
                         -----------------------------------------------------
                           INSTITUTIONAL SHARES       AFBA FIVE STAR SHARES
                         ------------------------- ---------------------------
                         FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                            ENDED        ENDED        ENDED         ENDED
                         MAY 31, 1997 MAY 31, 1996 MAY 31, 1997  MAY 31, 1996
                         ------------ ------------ ------------ --------------
Shares Sold.............     843,216    1,170,604     45,744        34,055
Shares Redeemed.........  (1,121,470)  (1,232,150)    (1,349)         (204)
Shares Reinvested.......     122,208      108,696      2,918            92
                          ----------   ----------     ------        ------
Net Increase (Decrease)
 in Shares..............    (156,046)      47,150     47,313        33,943
Shares Outstanding:
 Beginning of Period....   4,327,461    4,280,311     33,943            --
                          ----------   ----------     ------        ------
 End of Period..........   4,171,415    4,327,461     81,256        33,943
                          ==========   ==========     ======        ======
                               MARYLAND TAX-
                             EXEMPT BOND FUND
                         -------------------------
                         FOR THE YEAR FOR THE YEAR
                            ENDED        ENDED
                         MAY 31, 1997 MAY 31, 1996
                         ------------ ------------
Shares Sold.............      91,722      115,810
Shares Redeemed.........    (303,265)    (321,232)
Shares Reinvested.......      12,161       15,078
                          ----------   ----------
Net Increase (Decrease)
 in Shares..............    (199,382)    (190,344)
Shares Outstanding:
 Beginning of Period....     998,454    1,188,798
                          ----------   ----------
 End of Period..........     799,072      998,454
                          ==========   ==========

5.FOREIGN CURRENCY CONTRACTS

  A summary of foreign currency contracts which were outstanding at May 31, 1997 is as follows:

                                                                               NET UNREALIZED
                                                CONTRACTS TO                   APPRECIATION/
                          SETTLEMENT DATES     DELIVER/RECEIVE IN EXCHANGE FOR (DEPRECIATION)
                          ----------------     --------------- --------------- --------------
Foreign Currency Sales..       6/2/97       BP        58,882      $ 95,860        $  (471)
                               6/2/97      SEK     2,731,345       353,115           (312)
                               6/3/97       BP       180,089       293,995           (631)
                                                                  --------        -------
                                                                  $742,970        $(1,414)
                                                                  ========        =======
Foreign Currency
 Purchases..............       6/2/97      IDR   591,964,263      $242,907        $   449
                                                                                  -------
                                                                                  $  (965)
                                                                                  =======

Currency Legend
BP  British Pound
IDR Indonesian Rupian
SEK Swedish Krone

                             M.S.D.&T. FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- CONCLUDED

6.PURCHASES & SALES OF SECURITIES

  For the year ended May 31, 1997, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as fol-lows:

                                                            U.S.       U.S.
                                                         GOVERNMENT GOVERNMENT
                                 PURCHASES*    SALES*    PURCHASES     SALES
                                 ----------    ------    ---------- ----------
Value Equity Fund..............  $35,139,214 $28,919,627 $        0 $ 2,761,550
International Equity Fund......   56,238,122  55,423,530          0           0
Intermediate Fixed Income
 Fund..........................    3,515,501     763,795  5,004,063  16,295,867
Maryland Tax-Exempt Bond Fund..    2,399,488   4,134,315          0           0

* (excluding short-term and U.S. Government securities)

7.CAPITAL LOSS CARRYOVERS

  At May 31, 1997, the following Funds had capital loss carryovers:.

                                                  CAPITAL LOSS    EXPIRATION
                                                   CARRYOVER         YEAR
                                                  ------------    ----------
      Prime Money Market Fund....................   $ 79,276   2003 through 2005
      Government Money Market Fund...............    126,264   2003 through 2005
      Tax-Exempt Money Market Fund...............      5,946   2003 through 2005
      Intermediate Fixed Income Fund.............     79,690   2003 through 2005
      Maryland Tax-Exempt Bond Fund..............    564,968   2003 through 2005

  The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

8.SUBSEQUENT EVENT--TERMINATION OF AFBA FIVE STAR SHARES

  On June 5, 1997, the Board of Directors of the Company approved the termina-tion of the offering of AFBA Five Star Shares of the Value Equity and Interme-diate Fixed Income Funds. Specifically, the Board approved that (i) as of the close of business on June 6, 1997, AFBA Five Star Shares of the Funds would no longer be offered to new investors, provided, however, that existing holders of AFBA Five Star Shares may continue to purchase and redeem such Shares, and will continue to receive dividends and distributions in additional AFBA Five Star Shares if they have so elected, until August 8, 1997; and (ii) as of the close of business on August 8, 1997, all outstanding AFBA Five Star Shares of a Fund will be automatically exchanged for Institutional Shares of the same Fund at net asset value without payment of any exchange fee.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Di-
 rectors of M.S.D.&T. Funds, Inc.

We have audited the accompanying statements of net assets of M.S.D.&T. Funds, Inc. (Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), Value Equity Fund, Interna-tional Equity Fund, Intermediate Fixed Income Fund and Maryland Tax-Exempt Bond Fund) as of May 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the fi-nancial highlights for each of the periods presented. These financial state-ments and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of M.S.D.&T. Funds, Inc. (Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), Value Eq-uity Fund, International Equity Fund, Intermediate Fixed Income Fund and Mary-land Tax-Exempt Bond Fund) as of May 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally ac-cepted accounting principles.

Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 18, 1997

                           IMPORTANT TAX INFORMATION
                                  (UNAUDITED)

During the fiscal year ended May 31, 1997:
    100.0% of the distributions paid by the Prime Money Market Fund, the Government Money Market Fund and the Intermediate Fixed Income Fund were derived from net investment income and are taxable as ordinary in-come.

    100.0% of the distributions paid by the Tax-Exempt Money Market Fund, the Tax-Exempt Money Market Fund (Trust) and the Maryland Tax-Exempt Bond Fund were exempt-interest dividends, excludable from gross income for Federal income tax purposes.

    33.6% of the distributions paid by the Value Equity Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income and 66.4% were derived from long term capital gains and are taxable at the long term capital gain rate. Of such distribu-tions derived from net investment income and short-term capital gains, 100% qualify for the dividends received deduction available to corpo-rate shareholders.

    93.4% of the distributions paid by the International Equity Fund were derived from net investment income and short-term capital gains and are taxable as ordinary income and 6.6% were derived from long term capital gains and are taxable at the long term capital gain rate.

Investment Adviser and Administrator:

[Mercantile LOGO]
MERCANTILE

Mercantile-Safe Deposit and Trust Company
Baltimore, Maryland

Custodian (except for the International Equity Fund)
The Fifth Third Bank
Cincinnati, Ohio

Distributor:
BISYS Fund Services
Columbus, Ohio

Custodian for the International Equity Fund and Transfer Agent:
State Street Bank and Trust Company
Boston, Massachusetts

This report is submitted for the general information of the shareholders of M.S.D.&T. Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current
Prospectuses for the Funds which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.

Shares of the Funds are nor bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe
Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.